AMENDED AND RESTATED CREDIT AGREEMENT



                                  by and among



                           SHERIDAN HEALTHCARE, INC.,
                                  as Borrower,


                   NATIONSBANK, NATIONAL ASSOCIATION (SOUTH),
                             as Agent and as Lender

                                       and

                   THE LENDERS PARTY HERETO FROM TIME TO TIME




                                 March 12, 1997

                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 12, 1997 (the "Agreement"), is made by and among SHERIDAN HEALTHCARE, INC., a Delaware corporation having its principal place of business in Hollywood, Florida (the "Borrower"), NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("NationsBank"), and each other financial institution executing and delivering a signature page hereto and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to Section 12.1 (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), a national banking association organized and existing under the laws of the United States, in its capacity as agent for the Lenders (in such capacity, and together with any successor agent appointed in accordance with the terms of Section 11.9, the "Agent");

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Borrower and NationsBank have heretofore entered into a Revolving Credit Agreement dated November 1, 1995 (the "Prior Agreement") pursuant to which NationsBank has agreed to make a revolving credit facility of up to $45,000,000 to the Borrower, which facility has been guaranteed by certain subsidiaries and affiliates (the "Guarantors") of the Borrower by Guaranty Agreements (the "Guarantys"), and the Borrower and the Guarantors have secured their obligations pursuant to (i) a Security Agreement dated November 1, 1995 (the "Security Agreement") by which the Borrower and the Guarantors have granted to NationsBank a security interest in property described therein; and

         WHEREAS, the Borrower has requested that the Lenders amend and restate the Prior Agreement in its entirety in order to provide for a revolving credit facility of up to $35,000,000, the proceeds of which are to be used for general corporate purposes including working capital, capital expenditures, permitted acquisitions, and refinancing certain indebtedness and which shall include a letter of credit facility of up to $2,000,000 for the issuance of standby letters of credit; and

         WHEREAS, the Lenders are willing to make such revolving credit and letter of credit facilities available to the Borrower upon the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby agree as follows:

                                   ARTICLE I
                              Definitions and Terms

         1.1. Amendment and Restatement. The Borrower, the Agent, and the Lender hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Prior Agreement shall be and hereby are amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Prior Agreement, except as otherwise provided herein, shall be superseded by this Agreement.

         This Agreement is given as a substitution of, and not as a payment of, the obligations of Borrower under the Prior Agreement and is not intended to constitute a novation of the Prior Agreement. Except as otherwise selected by the Borrower by delivery of a Borrowing Notice prior to the Closing Date in accordance with the terms hereof, upon the effectiveness of this Agreement all amounts outstanding and owing by Borrower under the Prior Agreement as of the Closing Date, as determined by the Lender, shall constitute Advances hereunder accruing interest with respect to Base Loans under the Prior Agreement, at the Base Rate hereunder. All of the indebtedness, liabilities and obligations owing by the Borrower under the Prior Agreement shall continue to be secured by the "Collateral" as defined in the Prior Agreement and Borrower acknowledges and agrees that the "Collateral" as defined in the Prior Agreement remains subject to a security interest in favor of NationsBank in its capacity as Agent hereunder for the ratable benefit of the Lenders and to secure the liabilities of Borrower re-evidenced by this Agreement and the other Loan Documents.

         1.2. Definitions. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

          "Acquisition" means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person.

          "Advance" means a borrowing under the Revolving Credit Facility consisting of a Base Rate Loan or a Eurodollar Rate Loan.

          "Affiliate" means any Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Borrower; or (ii) which beneficially owns or holds 5% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of the Borrower; or 5% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

          "Applicable Commitment Percentage" means, with respect to each Lender at any time, a fraction, the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving

          Credit Commitment, which Applicable Commitment Percentage for each Lender as of the Closing Date is as set forth in Exhibit A; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 12.1.

          "Applicable Margin" means for each Eurodollar Rate Loan that percent per annum set forth below, which shall be based upon the Consolidated Leverage Ratio for the Four-Quarter Period most recently ended as specified below:

     ------ --------------------------------------- ----------------------------
      Tier       Consolidated Leverage Ratio        Eurodollar Applicable Margin
     ------ --------------------------------------- ----------------------------
       I             Less than 1.50 to 1.00                      1.125%
     ------ --------------------------------------- ----------------------------
       II   Equal to or greater than 1.50 to 1.00                1.375%
              and less than 2.00 to 1.00
     ------ --------------------------------------- ----------------------------
       III   Equal to or greater than 2.00                       1.625%
               to 1.00 and less than 2.50 to 1.00
     ------ --------------------------------------- ----------------------------
       IV   Equal to or greater than 2.50 to 1.00                1.875%
            and equal to or less than 3.00 to 1.00
     ------ --------------------------------------- ----------------------------


          The Applicable Margin shall be established at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to Section 8.1(a)(ii) and Section 8.1(b)(ii), subject to review and confirmation of such computations by the Agent, and shall be effective commencing on the first Business Day next following the date such certificate is received (or, if earlier, the date such certificate was required to be delivered) until the first Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; provided however, if the Borrower shall fail to deliver any such certificate within the time period required by Section 8.1, then the Applicable Margin shall be Tier IV until the appropriate certificate is so delivered. From the Closing Date to the first Business Day next following the date the first certificate is received, the Applicable Margin shall be 1.625%.

          "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit, or similar documentation, executed by the Borrower from time to time and delivered to the Issuing Bank to support the issuance of Letters of Credit.

          "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 12.1.

          "Authorized Representative" means any of the Chairman of the Board, the President, the Chief Financial Officer, the Vice President-Finance, or the General Counsel of the Borrower or, any other Person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form of Exhibit C.

          "Base Rate" means the per annum rate of interest equal to the greater of (i) the Prime Rate or (ii) the Federal Funds Effective Rate plus one-half of one percent (1/2%). Any change in the Base Rate resulting from a change in the Prime Rate or the Federal Funds Effective Rate shall become effective as of 12:01 A.M. of the Business Day on which each such change occurs. The Base Rate is a reference rate used by the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor.

          "Base Rate Loan" means a Loan for which the rate of interest is determined by reference to the Base Rate.

          "Base Rate Refunding Loan" means a Base Rate Loan made to satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit.

          "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

          "Borrower's Account" means a demand deposit account number 3603892011 or any successor account with the Agent, which may be maintained at one or more offices of the Agent or an agent of the Agent.

          "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility, in the form of Exhibit D.

          "Business Day" means, (i) with respect to any Base Rate Loan, any day which is not a Saturday, Sunday or a day on which banks in the States of New York and North Carolina are authorized or obligated by law, executive order or governmental decree to be closed and, (ii) with respect to any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina.

          "Capital Expenditures" means, with respect to the Borrower and the Guarantors, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) bythe Borrower or any Guarantor during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and the Guarantors, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as evidenced in writing and submitted to the Agent together with any compliance certificate delivered pursuant to Section 8.1(a) or (b), and excluding all expenditures which are included in the Cost of Acquisition with respect to an Acquisition, and (ii) with respect to any Capital Lease entered into by the Borrower or a Guarantor during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in
     Section 8.1(a)), all the foregoing in accordance with GAAP applied on a Consistent Basis.

          "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

          "Change of Control" means, at any time:

               (i) any "person" or "group" (each as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than existing shareholders at the Closing Date either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act ), directly or indirectly, of Voting Stock of the Borrower (or securities convertible into or exchangeable for such Voting Stock) representing thirty-five percent (35%) or more of the combined voting power of all Voting Stock of the Borrower (on a fully diluted basis) or (B) otherwise acquires the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower; or

               (ii) if TA Associates shall at anytime cease to own, directly or indirectly, at least fifteen percent (15%) of the combined voting power of all Voting Stock of the Borrower;or

               (iii) during any period of up to 12 consecutive months, commencing on the Closing Date, individuals who at the beginning of such 12-month period were directors of the Borrower shall cease for any reason (other than the death, disability or retirement of an officer of the Borrower that is serving as a director at such time so long as another officer of the Borrower replaces such Person as a director) to constitute a majority of the board of directors of the Borrower; or

               (iv) any Person or two or more Persons who are stockholders other than existing stockholders as of the Closing Date, either directly or indirectly, acting in concert shall have acquired, after the Closing Date, by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the Borrower.

        "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in Section 6.1 have been satisfied.

        "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

        "Collateral" means, collectively, all property of the Borrower, any Guarantor or any other Person in which the Agent or any Lender is granted a Lien as security for all or any portion of the Obligations under any Security Instrument.

        "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in Section 7.6(a).

        "Consolidated EBITDA" means, with respect to the Borrower and the Guarantors for any Four-Quarter Period ending on the date for which the computation thereof is being made, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income, (iv) amortization, (v) depreciation, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis, and (vi) certain one-time charges of $17,360,000 incurred in the fourth quarter of 1996; provided, however, that with respect to an Acquisition that is accounted for as a"purchase", for the first four Four-Quarter Periods ending after the date of such Acquisition, the computation of Consolidated EBITDA shall include the actual historical results of operations of the Person or assets so acquired, which amounts shall be determined on a historical pro forma basis as if such Acquisition had been consummated as a "pooling of interests" plus certain demonstrable cash flow adjustments approved by the Agent.

        "Consolidated Fixed Charge Ratio" means, with respect to the Borrower and the Guarantors for any Four-Quarter Period ending on the date for which the computation thereof is being made, the ratio of (i) Consolidated EBITDA for such period plus Consolidated Lease Payments for such period less (without duplication) Capital Expenditures for such period, to (ii) Consolidated Fixed Charges for such period.

        "Consolidated Fixed Charges" means, with respect to the Borrower and the Guarantors for any Four-Quarter Period ending on the date for which the computation thereof is being made, the sum of, without duplication, (i) Consolidated Interest Expense, (ii) current maturities of Consolidated Indebtedness as of the end of such Four-Quarter Period (but excluding any amounts outstanding under the Revolving Credit Facility and any insurance premium financing plan that fully amortizes within one year) (iii) Consolidated Lease Payments for such period and (iv) all dividends paid to shareholders of the Borrower, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

        "Consolidated Indebtedness" means all Indebtedness for Money Borrowed and all Deferred Excess Compensation of the Borrower and the Guarantors, all determined on a consolidated basis.

        "Consolidated Interest Expense" means, with respect to any period ending on the date for which the computation thereof is being made, the gross interest expense of the Borrower and the Guarantors, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense, (ii) the current amortized portion of all fees (including fees payable in respect of any Swap Agreement) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense and (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

        "Consolidated Lease Payments" means, with respect to any period ending on the date for which computation thereof is being made, the gross amount of all lease or rental payments, whether or not characterized as rent, of the Borrower and the Guarantors, excluding payments in respect of Capital Leases constituting Indebtedness, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

        "Consolidated Leverage Ratio" means, for any date for which the computation thereof is being made, the ratio of (i) Consolidated Indebtedness (determined as at such date) to (ii) Consolidated EBITDA (for the Four-Quarter Period ending on (or most recently ended prior to) such date).

        "Consolidated Net Income" means, for any period ending on the date for which computation thereof is being made, the gross revenues from operations of the Borrower and the Guarantors (including payments received by the Borrower and the Guarantors of (i) interest income, and (ii) dividends and distributions made in the ordinary course of their businesses by Persons in which investment is permitted pursuant to this Agreement and not related to an extraordinary event), less all operating and non-operating expenses of the Borrower and the Guarantors including taxes on income, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; but excluding (for all purposes other than compliance with Section 9.1(a)) hereof as income: (i) net gains on the sale, conversion or other disposition of capital assets, (ii) net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or the Guarantors, (iii) net gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, and (v) any other net gain or credit of an extraordinary nature as determined in accordance with GAAP applied on a Consistent Basis.

        "Consolidated Net Worth" means, as of any date for which the amount thereof is to be determined, the consolidated stockholder's equity of the Borrower and the Guarantors as determined in accordance with GAAP minus (without duplication of deductions in respect of items already deducted in arriving at consolidated stockholder's equity) (i) all reserves (other than contingency reserves not allocated to any particular purpose), including without limitation reserves for depreciation, depletion, amortization, obsolescence, deferred income taxes, insurance and inventory valuation and
   (ii) any treasury stock all as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

        "Consolidated Total Assets" means, as of any date for which the amount thereof is to be determined, the net book value of all assets of the Borrower and the Guarantors as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

        "Contingent Obligation" of any Person means all contingent liabilities required (or which, upon the creation or incurring thereof, would be required) to be included in the financial statements (including footnotes) of such Person in accordance with GAAP applied on a Consistent Basis, including Statement No. 5 of the Financial Accounting Standards Board, all Rate Hedging Obligations and Letters of Credit and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

          (1) to purchase such Indebtedness or other obligation or any property or assets constituting security therefor;

          (2) to advance or supply funds in any manner (i) for the purchase or payment of such Indebtedness or other obligation, or (ii) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

          (3) to grant or convey any lien, security interest, pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

          (4) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

          (5) otherwise to assure the owner of the Indebtedness or such obligation of the primary obligor against loss in respect thereof.

        Such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent in the reasonable judgment of the Agent the present value of the amount which can reasonably be expected to become an actual or matured liability. The Borrower shall furnish to the Agent the calculation of such Contingent Obligations and such information as it shall reasonably deem necessary in order to calculate such present value.

        "Contract  Provider"  means  any  Person  or  any  employee,   agent  or
   subcontractor of such Person who provides professional health care services under or pursuant to any contract with the Borrower or any Guarantor.



        "Cost of Acquisition" means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (i) the value of the capital stock, warrants or options to acquire capital stock of the Borrower or any Guarantor to be transferred in connection therewith, (ii) the amount of any cash and fair market value of other property (excluding property described in clause (i) and the unpaid principal amount of any debt instrument) given as consideration, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed or acquired by the Borrower or any Guarantor in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Borrower and the Guarantors in accordance with GAAP, (v) all amounts paid in respect of covenants not to compete, consulting agreements that should be recorded as a liability on the financial statements of the Borrower and the Guarantors in accordance with GAAP, and other affiliated contracts in connection with such Acquisition, (vi) the aggregate fair market value of all other consideration given by the Borrower or any Guarantor in connection with such Acquisition, and (vii) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction, and other similar transaction costs so incurred.

        "Credit Party" means, collectively, the Borrower, each Guarantor and each other Person providing Collateral pursuant to any Security Instrument.

        "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder.

        "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to Base Rate Loans, at a rate of interest per annum which shall be two percent (2%) above the Base Rate and
   (iii) in any case, the maximum rate permitted by applicable law, if lower.

        "Deferred Excess Compensation" means the present value of those amounts payable to a Person pursuant to an employement contract with the Borrower or a Guarantor in excess of reasonable compensation for services which present value is reflected on the balance sheet of the Borrower or such Guarantor as a liability.

        "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America.

        "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Agent:

               (a)  Government Securities;

               (b) obligations of any corporation organized under the laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, expressed to mature not later than 180 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

               (c) interest bearing demand or time deposits issued by any Lender or certificates of deposit maturing within one year from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $400,000,000 and being rated "A-3" or better by S&P or "A" or better by Moody's;

               (d) Repurchase Agreements;

               (e) Municipal Obligations;

               (f) Pre-Refunded Municipal Obligations;

               (g) shares of mutual funds which invest in obligations described in paragraphs (a) through (f) above, the shares of which mutual funds are at all times rated "AAA" by S&P;

               (h) tax-exempt or taxable adjustable rate preferred stock issued by a Person having a rating of its long term unsecured debt of "A" or better by S&P or "A-3" or better by Moody's; and

               (i) asset-backed remarketed certificates of participation representing a fractional undivided interest in the assets of a trust, which certificates are rated at least "A-1" by S&P and "P-1" by Moody's.

        "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed bythe Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

        "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Material.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

        "ERISA Affiliate", as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of Section 414(b) and (c) of the Code.

        "Eurodollar Rate Loan" means a Loan for which the rate of interest is determined by reference to the Eurodollar Rate.

        "Eurodollar Rate" means the interest rate per annum calculated according to the following formula:

              Eurodollar = Interbank  Offered  Rate     +  Applicable
                           ---------------------------
                  Rate     1-Eurodollar Reserve Percentage   Margin

        "Eurodollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D or any successor regulation, as the maximum reserve requirement (including any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Rate Loans is determined), whether or not the Agent or any Lender has any Eurocurrency liabilities subject to such requirements, without benefits of credits or proration, exceptions or offsets that may be available from time to time to the Agent or any Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

        "Event of  Default"  means any of the  occurrences  set forth as such in
   Section 10.1.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

        "Facility Guaranty" means the Amended and Restated Guaranty and Suretyship Agreement among the Guarantors and the Agent for the benefit of the Lenders, delivered as of the Closing Date and such other Guaranty and Suretyship Agreements otherwise pursuant to Section 8.20, as the same may be amended, modified or supplemented.

        "Facility Termination Date" means the date on which the Revolving Credit Termination Date shall have occurred, no Letters of Credit shall remain outstanding and the Borrower shall have fully, finally and irrevocably paid and satisfied all Obligations.

        "Federal Funds Effective Rate" means, for any day, the rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate quoted to the Agent on such day on such transaction as determined by the Agent.

        "Fiscal Year" means the twelve month fiscal period of the Borrower and the Guarantors commencing on January 1 of each calendar year and ending on December 31 of each calendar year.

        "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan.

        "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower and the Guarantors, taken together as one accounting period.

        "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

        "Government  Securities" means direct obligations of, or obligations the
   timely   payment  of   principal   and   interest  on  which  are  fully  and
   unconditionally guaranteed by, the United States of America.

        "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

        "Guarantors"  means,  at any date, the  Subsidiaries,  Partnerships  and
   professional   corporations  or  associations  whose  financial  results  are included in the consolidated financial statements of the Borrower.

        "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material, the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

        "HCFA" means the United States Health Care Financing Administration and any successor thereto.

        "Indebtedness" means with respect to any Person, without duplication, all Indebtedness for Money Borrowed, all indebtedness of such Person for the acquisition of property, all indebtedness secured by any Lien on the property of such Person whether or not such indebtedness is assumed, all Letter of Credit Outstandings, all liability of such Person by way of endorsements (other than for collection or deposit in the ordinary course of business), and all Contingent Obligations; but excluding all accounts payable and accrued expenses in the ordinary course of business so long as payment therefor is due within one year; provided that in no event shall the term Indebtedness include surplus and retained earnings, lease obligations (other than pursuant to Capital Leases), reserves for deferred income taxes and investment credits, other deferred credits or reserves, or deferred compensation obligations.

        "Indebtedness for Money Borrowed" means with respect to any Person, without duplication, all indebtedness in respect of money borrowed, including without limitation all Capital Leases, all insurance premium financing and the deferred purchase price of any property or asset, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money (including conditional sales or similar title retention agreements), other than trade payables incurred in the ordinary course of business.

        "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If or any reason such rate is not available, the term "Interbank Offered Rate" shall mean, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period;

        "Interest Period" means, for each Eurodollar Rate Loan, a period commencing on the date such Eurodollar Rate Loan is made or converted and ending, at the Borrower's option, on the date one, two, three, or six months thereafter as notified to the Agent by the Authorized Representative three
   (3) Business Days prior to the beginning of such Interest Period; provided, that,

                    (i) if the  Authorized  Representative  fails to notify  the
               Agent of the length of an Interest Period three (3) Business Days prior to the first day of such Interest Period, the Loan for which such Interest Period was to be determined shall be deemed to be a Base Rate Loan as of the first day thereof;

                    (ii)if an Interest  Period for a Eurodollar  Rate Loan would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day);

                    (iii) any Interest Period which begins on the last  Business
               Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                     (iv) no Interest   Period  shall  extend  past  the  Stated
               Termination Date; and

                      (v) there shall not be more than five (5) Interest Periods in effect on any day.

        "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Eurodollar Rate Loan or the conversion of any Eurodollar Rate Loan into a Base Rate Loan or the conversion of any Base Rate Loan into a Eurodollar Rate Loan, in the form of Exhibit E.

        "Issuing Bank" means initially NationsBank and thereafter any Lender which is successor to NationsBank as issuer of Letters of Credit under
   Article III.

        "LCAccount Agreement" means the LC Account Agreement dated as of the date hereof between the Borrower and the Agent, as amended, modified or supplemented from time to time.

        "Lending Office" means, as to each Lender, the Lending Office of such Lender designated on the signature pages hereof or in an Assignment and Acceptance or such other office of such Lender (or of an affiliate of such

   Lender) as such Lender may from time to time specify to the Authorized Representative and the Agent as the office by which its Loans are to be made and maintained.

        "Letter of Credit" means a standby letter of credit issued by the Issuing Bank for the account of the Borrower in favor of a Person advancing credit or securing an obligation on behalf of the Borrower.

        "Letter of Credit Commitment" means, with respect to each Lender, the obligation of such Lender to acquire Participations in respect of Letters of Credit and Reimbursement Obligations up to an aggregate amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement.

        "Letter of Credit Facility" means the facility described in Article III hereof providing for the issuance by the Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment.

        "Letter of Credit Outstandings" means, as of any date of determination, the aggregate amount remaining undrawn under all Letters of Credit plus Reimbursement Obligations then outstanding.

        "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and any Guarantor shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

        "Loan" or "Loans" means any borrowing pursuant to an Advance under the Revolving Credit Facility.

        "Loan Documents" means this Agreement, the Notes, the Security Instruments, the Facility Guaranties, the LC Account Agreement, the Applications and Agreements for Letter of Credit, the Swap Agreements, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Agent in connection with the Loans made and transactions contemplated under this Agreement, as the same may be amended, supplemented or replaced from the time to time.

        "Material Adverse Effect" means a material adverse effect on (i) the business, properties, operations or condition, financial or otherwise, of the Borrower or any of the Guarantors, taken as a whole, (ii) the ability of any Credit Party to pay or perform its respective obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers and remedies of the Agent or any Lender under any Loan Document or the validity, legality or enforceability thereof (including for purposes of clauses (ii) and (iii) the imposition of burdensome conditions thereon).

        "Material Subsidiary" means any direct or indirect Subsidiary of the Borrower which (i) has total assets equal to or greater than 5% of Consolidated Total Assets (calculated as of the end of the most recent fiscal period with respect to which the Agent shall have received financial statements required to be delivered pursuant to Sections 8.1(a) or (b) (or if prior to delivery of any financial statements pursuant to such Sections, then calculated with respect to the Fiscal Year end financial statements referenced in Section 7.6) (the "Required Financial Information")) or (ii) has net income equal to or greater than 5% of Consolidated Net Income (calculated for the most recent period for which the Agent has received the Required Financial Information).

        "Material Partnership" means (i) any general or limited partnership in which the Borrower or a Guarantor is a General Partner, or (ii) any general or limited partnership in which the Borrower or a Guarantor is a Limited Partner and (A) has total assets equal to or greater than 5% of Consolidated Total Assets (calculated as of the most recent fiscal period with respect to which the Agent shall have received the Required Information or (B) has net income equal to or greater than 5% of Consolidated Net Income (calculated for the most recent period for which the Agent has received the Required Financial Information).

        "Medicaid Certification" means certification by HCFA or a state agency or entity under contract with HCFA that health care operations are in compliance with all the conditions of participation set forth in the Medicaid Regulations.

        "Medicaid Provider Agreement" means an agreement entered into between a state agency or other such entity administering the Medicaid program and a health care operation under which the health care operation agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

        "Medicaid Regulations" means, collectively, (i) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statutes succeeding thereto; (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above; (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above; and (iv) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (ii) above, in each case as may be amended, supplemented or otherwise modified from time to time.

        "Medicare Certification" means certification by HCFA or a state agency or entity under contract with HCFA that the health care operation is in compliance with all the conditions of participation set forth in the Medicare Regulations.

        "Medicare Provider Agreement" means an agreement entered into between a state agency or other such entity administering the Medicare program and a health care operation under which the health care operation agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

        "Medicare Regulations" means, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including without limitation, Health and Human Services ("HHS"), HCFA, the Office of the Inspector General for HHS, or any person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

        "Moody's" means Moody's Investors Service, Inc.

        "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) Fiscal Years.

        "Municipal Obligations" means general obligations issued by, and supported by the full taxing authority of, any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated in the highest investment rating category by both S&P and Moody's.

        "Net Proceeds" from the issuance of equity or Indebtedness means cash payments received therefrom as and when received, net of all legal, accounting, banking, underwriting, title and recording fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such transaction.

        "Notes" means, collectively, the promissory notes of the Borrower evidencing Revolving Loans executed and delivered to the Lenders as provided in Section 2.5 substantially in the form of Exhibit F.

        "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations and otherwise in respect of the Letters of Credit, (iii) all liabilities of Borrower to any Lender which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders or the Agent hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

        "Participation" means, with respect to any Lender (other than the Issuing Bank) and a Letter of Credit, the extension of credit represented by the participation of such Lender hereunder in the liability of the Issuing Bank in respect of a Letter of Credit issued by the Issuing Bank in accordance with the terms hereof.

        "Partnership" means any general or limited partnership (as defined by the Florida Uniform Partnership Act) in which the Borrower or a Guarantor is a partner.

        "Partnership Interests" shall have the meaning therefor provided in the Pledge Agreement.

        "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

        "Pension Plan" means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

        "Person"  means  an  individual,   partnership,   corporation,   limited
   liability company, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

        "Pledge Agreement" means, collectively (or individually as the context may indicate), (i) that certain Amended and Restated Securities Pledge Agreement dated as of the date hereof by and among the Borrower, certain Guarantors and the Agent for the benefit of the Agent and the Lenders, and
   (ii) any  additional  Pledge  Agreement  delivered  to the Agent  pursuant to
   Section 8.20 as hereafter amended, supplemented or replaced from time to time.

        "Pledged Partnership Interests" has the meaning given to such term in the Pledge Agreement.

        "Pledged Securities" has the meaning given to such term in the Pledge Agreement.

        "Pledged Stock" has the meaning given to such term in the Pledge Agreement.

        "Pre-Refunded Municipal Obligations" means obligations of any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated, based on the escrow, in the highest investment rating category by both S&P and Moody's and which have been irrevocably called for redemption and advance refunded through the deposit in escrow of Government Securities or other debt securities which are (i) not callable at the option of the issuer thereof prior to maturity, (ii) irrevocably pledged solely to the payment of all principal and interest on such obligations as the same becomes due and (iii) in a principal amount and bear such rate or rates of interest as shall be sufficient to pay in full all principal of, interest, and premium, if any, on such obligations as the same becomes due as verified by a nationally recognized firm of certified public accountants.

        "Prime Rate" means the rate of interest per annum announced publicly by the Agent as its prime rate from time to time. The Prime Rate is not necessarily the best or the lowest rate of interest offered by the Agent.

        "Principal Office" means the office of the Agent at NationsBank, National Association (South), Independence Center, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Agency Services, or such other office and address as the Agent may from time to time designate.

        "Rate Hedging Obligations" means any and all obligations of the Borrower or any Guarantor, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

        "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

        "Regulatory Change" means any change effective after the Closing Date in United States federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any United States federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy, including those relating to "highly leveraged transactions," whether or not having the force of law, and whether or not failure to comply therewith would be unlawful and whether or not published or proposed prior to the date hereof.

        "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse the Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by the Issuing Bank of proceeds of Loans pursuant to Section 3.2) for amounts theretofore paid by the Issuing Bank pursuant to a drawing under such Letter of Credit.

        "Repurchase Agreement" means a repurchase agreement entered into with any financial institution whose debt obligations or commercial paper are rated "A" by either of S&P or Moody's or "A-1" by S&P or "P-1" by Moody's.

        "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating at least (i) if there shall be two (2) or less Lenders, 100% of the aggregate Credit Exposures of all Lenders on such date, (ii) if there shall be three (3) Lenders, 66-2/3%, and
   (iii) if there shall be more than three (3) Lenders, 51%, of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal to the aggregate principal amount of the Loans owing to such Lender plus the aggregate unutilized amounts of such Lender's Revolving Credit Commitment plus the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings; provided that, if any Lender shall have failed to pay to the Issuing Bank its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to Letters of Credit and Reimbursement Obligations shall be deemed to be held by the Issuing Bank for purposes of this definition.

        "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of the Guarantors (other than those payable or distributable solely to the Borrower or another Guarantor) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or any of the Guarantors (other than those payable or distributable solely to the Borrower or another Guarantor) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any Guarantor now or hereafter outstanding; and (d) any issuance and sale of capital stock of any Guarantor (or any option, warrant or right to acquire such stock) other than to the Borrower or another Guarantor.

        "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

        "Revolving Credit Facility" means the facility described in Article II hereof providing for Loans to the Borrower by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment.

        "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Loans then outstanding and all interest accrued thereon.

        "Revolving Credit Termination Date" means (i) the Stated Termination Date or (ii) such earlier date of termination of Lenders' obligations pursuant to Section 10.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all Revolving Credit
   Outstandings and Letter of Credit Outstandings and cancellation of all Letters of Credit.

        "Revolving Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility in accordance with Article II.

        "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill.

        "Security Agreement" means, collectively (or individually as the context may indicate), (i) the Amended and Restated Security Agreement dated as of the date hereof by the Borrower and the Guarantors to the Agent, and (ii) any additional Security Agreement delivered to the Agent pursuant to Section 8.20 as hereafter modified, amended or supplemented from time to time.

        "Security Instruments" means, collectively, the Pledge Agreement, the Security Agreement, and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Guarantor shall grant or convey to the Agent or the Lenders a Lien in property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.

        "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA in respect of which the Borrower or any Guarantor is an "employer" as described in Section 4001(b) of ERISA and which is not a Multiemployer Plan.

        "Solvent" means, when used with respect to any Person, that at the time of determination:

                         (i) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Contingent Obligations; and

                         (ii) it is then able and  expects to be able to pay its
                    debts as they mature; and

                         (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

        "Stated Termination Date" means March 11, 2000.

        "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries.

        "Swap Agreement" means one or more agreements between the Borrower and any Lender with respect to Indebtedness evidenced by any or all of the Notes, on terms mutually acceptable to Borrower and such Person and approved by each of the Lenders, which agreements create Rate Hedging Obligations.

        "Termination Event" means: (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (unless the notice requirement has been waived by applicable regulation); or (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA; or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

        "Total Letter of Credit Commitment" means an amount not to exceed $2,000,000.

        "Total Revolving Credit Commitment" means a principal amount equal to $35,000,000, as reduced from time to time in accordance with Section 2.7.
                                                                -----------

        "Voting Stock" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

   1.3. Rules of Interpretation.
        ------------------------

        (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis.

        (b) Each term defined in Article 1 or 9 of the Florida Uniform Commercial Code shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction.

        (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

        (d) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement.

        (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

        (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

        (g) References to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

        (h) All dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

        (i) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule ofconstruction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

        (j) Any reference to an officer of the Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

        (k) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

                                   ARTICLE II
                          The Revolving Credit Facility
                          -----------------------------

        2.1. Revolving Loans.
             ---------------

        (a) Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Revolving Credit Commitment of such Lender, provided, however, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; provided further, however, that immediately after giving effect to each such Advance, the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings shall not exceed the Total Revolving Credit Commitment. Within such limits, the Borrower may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (y) no Revolving Loan that is a Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Stated Termination Date and (z) each Revolving Loan that is a Eurodollar Rate Loan may, subject to the provisions of Section 2.8, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 5.4.

        (b) Amounts. Except as otherwise permitted by the Lenders from time to time, the aggregate unpaid principal amount of the Revolving Credit Outstandings plus Letter of Credit Outstandings shall not exceed at any time the Total Revolving Credit Commitment, and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Revolving Loan hereunder, other than Base Rate Refunding Loans, and each conversion under Section 2.8, shall be in an amount of at least (i) $500,000, and, if greater than $500,000, an integral multiple of $500,000 in the case of Eurodollar Rate Loans, and (ii) $100,000, and if greater than $100,000, an integral multiple of $100,000 in the case of Base Rate Loans.

        (c) Advances. (i) An Authorized Representative shall give the Agent (1) at least three (3) Business Days' irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Revolving Loan that is a Eurodollar Rate Loan (whether representing an additional borrowing hereunder or the conversion of a borrowing hereunder from Base Rate Loans to Eurodollar Rate Loans) prior to 11:00 A.M. and (2) irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Revolving Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to Section 2.1(c)(iv)) that is a Base Rate Loan (whether representing an additional borrowing hereunder or the conversion of borrowing hereunder from Eurodollar Rate Loans to Base Rate Loans) prior to 11:00 A.M. on the day of such proposed Revolving Loan. Each such notice shall specify the amount of the borrowing, the type of Revolving Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 11:00 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice.

        (ii) Not later than 2:00 P.M. on the date specified for each borrowing under this Section 2.1, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Revolving Loan or Revolving Loans to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Agent.

        (iii) The Borrower shall have the option to elect the duration of the initial and any subsequent Interest Periods and to convert the Revolving Loans in accordance with Section 2.8. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Eurodollar Rate Loans having more than five
   (5)  different  Interest  Periods.  If the Agent does not receive a Borrowing

   Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of conversion of any Loan to or continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by
   Section 2.1(c) or 2.8, the Borrower shall be deemed to have elected to convert such Loans to (or continue such Loan as) a Base Rate Loan until the Borrower notifies the Agent in accordance with Section 2.8.

        (iv) Notwithstanding the foregoing, if a drawing is made under any Letter of Credit, such drawing is honored by the Issuing Bank prior to the Stated Termination Date, and the Borrower shall not immediately fully reimburse the Issuing Bank in respect of such drawing, (A) provided that the conditions to making a Revolving Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the Agent without the requirement of notice to or from the Borrower from immediately available funds which shall be advanced as a Base Rate Refunding Loan by each Lender under the Revolving Credit Facility in an amount equal to such Lender's Applicable Commitment Percentage of such Reimbursement Obligation, and (B) if the conditions to making a Revolving Loan as herein provided shall not then be satisfied, each of the Lenders shall fund by payment to the Agent (for the benefit of the Issuing Bank) in immediately available funds the purchase from the Issuing Bank of their respective Participations in the related Reimbursement Obligation based on their respective Applicable Commitment Percentages of the Total Letter of Credit Commitment. If a drawing is presented under any Letter of Credit in accordance with the terms thereof and the Borrower shall not immediately reimburse the Issuing Bank in respect thereof, then notice of such drawing or payment shall be provided promptly by the Issuing Bank to the Agent and the Agent shall provide notice to each Lender by telephone or telefacsimile transmission. If notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this Section
   2.1(c)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If notice to the Lenders of a drawing under a Letter of Credit is given by the Agent after 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this Section 2.1(c)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 12:00 noon on the next following Business Day. Any such Base Rate Refunding Loan shall be advanced as, and shall continue as, a Base Rate Loan unless and until the Borrower converts such Base Rate Loan in accordance with the terms of Section 2.8.

        2.2. Payment of Interest. (a) The Borrower shall pay interest to the Agent for the account of each Lender on the outstanding and unpaid principal amount of each Revolving Loan made by such Lender for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be due at the then applicable Base Rate for Base Rate Loans or applicable Eurodollar Rate for Eurodollar Rate Loans, as designated by the Authorized Representative pursuant to Section 2.1; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise), all amounts outstanding hereunder shall bear interest thereafter at the Default Rate. 26

        (b) Interest on each Revolving Loan shall be computed on the basis of a year of 360 days and calculated in each case for the actual number of days elapsed. Interest on each Revolving Loan shall be paid (i) quarterly in arrears on the last Business Day of each March, June, September and December, commencing March 31, 1997 for each Base Rate Loan, (ii) on the last day of the applicable Interest Period for each Eurodollar Rate Loan, and (iii) upon payment in full of the principal amount of such Revolving Loan.

        2.3. Payment of Principal . The principal amount of each Revolving Loan shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or earlier as specifically provided herein. The principal amount of any Base Rate Loan may be prepaid in whole or in part at any time. The principal amount of any Eurodollar Rate Loan may be prepaid only at the end of the applicable Interest Period unless the Borrower shall pay to the Agent for the account of the Lenders the additional amount, if any, required under Section 5.4. All prepayments of Revolving Loans made by the Borrower shall be in the amount of (i) $500,000 or such greater amount which is an integral multiple of $100,000 in the case of Eurodollar Rate Loans, (ii) $100,000 or such greater amount which is an integral multiple of $100,000 in the case of Base Rate Loans, or (iii) the amount equal to all Revolving Credit Outstandings or such other amount as necessary to comply with Section 2.1(b) or Section 2.8.

        2.4. Non-Conforming Payments. (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Revolving Loans, shall be made to the Agent at the Principal Office, for the account of each Lender, in Dollars and in immediately available funds before 12:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of the Borrower with the Agent.

        (b) The Agent shall deem any payment made by or on behalf of the Borrower hereunder that is not made both in Dollars and in immediately available funds and prior to 12:30 P.M. to be a non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the later of (i) the time such funds become available funds and (ii) the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of (x) the date such funds become available funds or (y) the next Business Day at the Default Rate from the date such amount was due and payable.

        (c) In the event that any payment hereunder or under the Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (ii) of the definition of "Interest Period"; provided that interest shall continue to accrue during the period of any such extension and provided further, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

        2.5. Notes. Revolving Loans made by each Lender shall be evidenced by the Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Revolving Credit Commitment, which
   Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

        2.6. Pro Rata Payments. Except as otherwise provided herein, (a) each payment on account of the principal of and interest on the Revolving Loans and the fees described in Section 2.10 shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, setoff, recoupment or counterclaim, and (c) the Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

        2.7. Reductions. The Borrower shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than five (5) Business Days' written notice to the Agent, effective upon receipt, to reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $1,000,000 or such greater amount which is in an integral multiple of $500,000, or the entire remaining Total Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Revolving Loans to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. No such reduction shall result in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Eurodollar Rate Loan unless such prepayment is accompanied by amounts due, if any, under Section 5.4.

        2.8. Conversions and Elections of Subsequent Interest Periods . Provided that no Default or Event of Default shall have occurred and be continuing and subject to the limitations set forth below and in Article V, the Borrower may:

            (a) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 11:00 A.M. on any Business Day, convert all or a part of Eurodollar Rate Loans to Base Rate Loans on the last day of the Interest Period for such Eurodollar Rate Loans; and

            (b) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 11:00 A.M. three (3) Business Days' prior to the date of such election or conversion:

               (i) elect a subsequent Interest Period for all or a portion of Eurodollar Rate Loans to begin on the last day of the then current Interest Period for such Eurodollar Rate Loans; and

               (ii) convert Base Rate Loans to Eurodollar Rate Loans on any Business Day.

        Each election and conversion pursuant to this Section 2.8 shall be subject to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in Sections 2.1, 2.3 and Article
   V. The Agent shall give written notice to each Lender of such notice of election or conversion prior to 3:00 P.M. on the day such notice of election or conversion is received. All such continuations or conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

        2.9. Increase and Decrease in Amounts. The amount of the Total Revolving Credit Commitment which shall be available to the Borrower as Advances shall be reduced by the aggregate amount of Outstanding Letters of Credit.

        2.10. Fee . For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, an unused fee equal to 0.375% per annum multiplied by the average daily amount by which the Total Revolving Credit Commitment exceeds the sum of (i) Revolving Credit Outstandings plus (ii) Letter of Credit Outstandings. Such fees shall be due in arrears on the last Business Day of each March, June, September and December commencing March 31, 1997 to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fee until such Lender shall make available such portion. Such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

        2.11. Deficiency Advances . No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan or fund its purchase of any Participation hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the Revolving Note in its favor as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such advance under its Revolving Note; provided that, upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by the Borrower on each Revolving Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank, then such payment shall be credited against the applicable Revolving Note of the Agent in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon.

        2.12. Use of Proceeds . The proceeds of the Loans made pursuant to the Revolving Credit Facility hereunder shall be used by the Borrower for general working capital needs and other corporate purposes, including the making of Acquisitions and Capital Expenditures permitted hereunder.

                                   ARTICLE III
                                Letters of Credit

        3.1. Letters of Credit . The Issuing Bank agrees, subject to the terms and conditions of this Agreement, upon request of the Borrower to issue from time to time for the account of the Borrower Letters of Credit upon delivery to the Issuing Bank of an Application and Agreement for Letter of Credit relating thereto in form and content acceptable to the Issuing Bank; provided, that (i) the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment and (ii) no Letter of Credit shall be issued if, after giving effect thereto, Letter of Credit Outstandings plus Revolving Credit Outstandings shall exceed the Total Revolving Credit Commitment. No Letter of Credit shall have an expiry date (including all rights of the Borrower or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring later than the earlier to occur of one year after the date of its issuance or the fifth Business Day prior to the Stated Termination Date.

        3.2. Reimbursement.

              (a) The Borrower hereby unconditionally agrees to pay to the Issuing Bank immediately on demand at the Principal Office all amounts required to pay all drafts drawn or purporting to be drawn under the Letters of Credit and all reasonable expenses incurred by the Issuing Bank in connection with the Letters of Credit, and in any event and without demand to place in possession of the Issuing Bank (which shall include Advances under the Revolving Credit Facility if permitted by Section 2.1) sufficient funds to pay all debts and liabilities arising under any Letter of Credit. The Issuing Bank agrees to give the Borrower prompt notice of any request for a draw under a Letter of Credit. The Issuing Bank may charge any account the Borrower may have with it for any and all amounts the Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by the Issuing Bank and the Borrower; provided that to the extent permitted by Section 2.1(c)(iv), amounts shall be paid pursuant to Advances under the Revolving Credit Facility. The Borrower agrees to pay the Issuing Bank interest on any Reimbursement Obligations not paid when due hereunder at the Base Rate plus two percent (2.0%), or the maximum rate permitted by applicable law, if lower, such rate to be calculated on the basis of a year of 360 days for actual days elapsed.

              (b) In accordance with the provisions of Section 2.1(c), the Issuing Bank shall notify the Agent of any drawing under any Letter of Credit promptly following the receipt by the Issuing Bank of such drawing.

              (c) Each Lender (other than the Issuing Bank) shall automatically acquire on the date of issuance thereof, a Participation in the liability of the Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay the Issuing Bank under Section 3.2(a), each Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to the Issuing Bank as hereinafter described, its Applicable Commitment Percentage of the liability of the Issuing Bank under such Letter of Credit.

                  (i) Each Lender (including the Issuing Bank in its capacity as a Lender) shall, subject to the terms and conditions of Article II, pay to the Agent for the account of theIssuing Bank at the Principal Office in Dollars and in immediately available funds, an amount equal to its Applicable Commitment Percentage of any drawing under a Letter of Credit, such funds to be provided in the manner described in Section 2.1(c)(iv).

                  (ii) Simultaneously with the making of each payment by a Lender to the Issuing Bank pursuant to Section 2.1(c)(iv)(B), such Lender shall, automatically and without any further action on the part of the Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date the Lender made its payment) in the related Reimbursement Obligation of the Borrower. The Reimbursement Obligations of the Borrower shall be immediately due and payable whether by Advances made in accordance with Section 2.1(c)(iv) or otherwise.

                  (iii) Each Lender's obligation to make payment to the Agent for the account of the Issuing Bank pursuant to Section 2.1(c)(iv) and this
   Section 3.2(c), and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Agent for the account of the Issuing Bank in full upon such request as required by Section 2.1(c)(iv) or this Section 3.2(c), such Lender shall, on demand, pay to the Agent for the account of the Issuing Bank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section 2.1(c) until such Lender pays such amount to the Agent for the account of the Issuing Bank in full at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank.

                  (iv) In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth in clause (ii) above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by Issuing Bank from the Borrower, Issuing Bank shall promptly pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

              (d) Promptly following the end of each calendar quarter, the Issuing Bank shall deliver to the Agent a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to each Letter of Credit outstanding.

              (e) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article VI, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank consistent with the then current practices and procedures of the Issuing Bank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Bank shall have reasonably requested consistent with such practices and procedures and shall not be in conflict with any of the express terms herein contained. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 (the "UCP") and all subsequent amendments and revisions thereto.

              (f) The Borrower agrees that Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

              (g) Without limiting the generality of the provisions of Section 12.9, the Borrower hereby agrees to indemnify and hold harmless the Issuing Bank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which the Issuing Bank, such other Lender or the Agent may incur (or which may be claimed against the Issuing Bank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Bank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the party to be indemnified or (ii) caused by the failure of the Issuing Bank to pay under any Letter of Credit after the presentation to it of a request for payment strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree. The indemnification and hold harmless provisions of this Section 3.2(g) shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date, and expiration or termination of this Agreement.

              (h) Without limiting Borrower's rights as set forth in Section 3.2(g), the obligation of the Borrower to immediately reimburse the Issuing Bank for drawings made under Letters of Credit and the Issuing Bank's right to receive such payment shall be absolute, unconditional and irrevocable, and that such obligations of the Borrower shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreement for any Letter of Credit, under all circumstances whatsoever, including the following circumstances:

                  (i) 48.any lack of validity or enforceability of the Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related LC Documents");

                  (ii) any amendment or waiver of or any consent to or departure from all or any of the Related LC Documents;

                  (iii) the existence of any claim, setoff, defense (other than the defense of payment in accordance with the terms of this Agreement) or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person, whether in connection with the Loan Documents, the Related LC Documents or any unrelated transaction;

                  (iv) any breach of contract or other dispute between the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person;

                  (v) any draft, statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (vi) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by the Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement; or

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

        3.3. Letter of Credit Facility Fees . The Borrower shall pay to the Agent, (i) for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a fee on the aggregate amount available to be drawn on each outstanding Letter of Credit at a rate equal to the Applicable Margin, and (ii) for the Issuing Bank, 0.125% based on the aggregate amount available to be drawn on each outstanding Letter of Credit. Such fees shall be due with respect to each Letter of Credit quarterly in arrears on the last day of each March, June, September and December, the first such payment to be made on the first such date occurring after the date of issuance of a Letter of Credit. The fees described in this Section 3.3 shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

        3.4. Administrative Fees . The Borrower shall pay to the Issuing Bank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as the Issuing Bank and the Borrower shall agree from time to time.

                                   ARTICLE IV
                                    Security
                                    --------

        4.1. Security . As security for the full and timely payment and performance of all Obligations, the Credit Parties shall on or before the Closing Date do or cause to be done all things necessary in the reasonable opinion of the Agent and its counsel to grant to the Agent for the benefit of the Lenders a duly perfected first priority security interest in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer (other than restrictions on transfer imposed by applicable securities laws).

        4.2. Further Assurances . At the request of the Agent, the Borrower will or will cause the Guarantors or other Credit Party, as the case may be to execute, by its duly authorized officers, alone or with the Agent, any certificate, instrument, statement or document, or to procure any such certificate, instrument, statement or document, or to take such other action (and pay all actual out of pocket costs) which the Agent reasonably deems necessary from time to time to create, continue or preserve the liens and security interests in Collateral (and the perfection and priority thereof) of the Agent contemplated hereby and by the other Loan Documents.

        4.3. Information Regarding Collateral . The Borrower represents, warrants and covenants that (i) the chief executive office of the Borrower and each other Person providing Collateral pursuant to a Security Instrument (each, a "Grantor") at the Closing Date is located at the address or addresses specified on Schedule 4.3, and (ii) Schedule 4.3 contains a true and complete list of (a) the name and address of each Grantor and of each other Person that has effected any merger or consolidation with a Grantor or contributed or transferred to a Grantor any property constituting Collateral at any time since January 1, 1992 (excluding Persons making sales in the ordinary course of their businesses to a Grantor of property constituting inventory in the hands of such seller), (b) each location of the chief executive office of each Grantor at any time since January 1, 1992, (c) each location in which goods constituting Collateral are or have been located since January 1, 1992 (together with the name of each owner of the property located at such address if not the applicable Grantor, and a summary description of the relationship between the applicable Grantor and such Person), and (d) each trade style used by any Grantor since January 1, 1992 and the purposes for which it was used. Borrower shall not change, and shall not permit any other Grantor to change, the location of its chief executive office or any location specified in clause (c) of the immediately preceding sentence, or use or permit any other Grantor to use, any additional trade style, except upon giving not less than thirty (30) days' prior written notice to the Agent and taking or causing to be taken all such action at Borrower's or such other Grantor's expense as may be reasonably requested by the Agent to perfect or maintain the perfection of the Lien of the Agent in Collateral.

        4.4. Security Instruments . On or before the Closing Date the Borrower shall execute and deliver to the Agent, and shall cause each of the
   Guarantors to execute and deliver to the Agent, each of the Security Instruments to which it is a party, together with such other instruments and documents, including financing statements and amendments to financing statements, as the Agent may reasonably request.

                                    ARTICLE V
                         Yield Protection and Illegality
                         -------------------------------

        5.1. Additional Costs . (a) In the event of any Regulatory Change the Borrower shall promptly pay to the Agent for the account of a Lender from time to time, without duplication, such amounts as such Lender may reasonably determine to be necessary to compensate it for any costs (other than normal overhead expenses) incurred by such Lender which it determines are attributable to its making or maintaining any Loan or its obligation to make any Loans, or the issuance or maintenance by the Issuing Bank of or any other Lender's Participation in any Letter of Credit issued hereunder, or any reduction in any amount receivable by such Lender under this Agreement or the Notes in respect of any of such Loans or the Letters of Credit, including reductions in the rate of return on a Lender's capital (such increases in costs and reductions in amounts receivable and returns being herein called "Additional Costs"), resulting from such Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or the Notes in respect of any of such Loans or the Letters of Credit (other than taxes imposed on or measured by the income, revenues or assets); or (ii) imposes or modifies any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (other than any such reserve, deposit or requirement reflected in the Prime Rate, Federal Funds Effective Rate or the Interbank Offered Rate, in each case computed in accordance with the respective definitions of such terms set forth in Section 1.1); or (iii) has or would have the effect of reducing the rate of return on capital of any such Lender to a level below that which the Lender could have achieved but for such Regulatory Change (taking into consideration such
   Lender's policies with respect to capital adequacy); or (iv) imposes any other condition adversely affecting the Agent or the Lenders under this Agreement, the Notes or the issuance or maintenance of, or any Lender's Participation in, the Letters of Credit (or any of such extensions of credit or liabilities). Each Lender will notify the Authorized Representative and the Agent of any event occurring after the Closing Date which would entitle it to compensation pursuant to this Section 6.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation.

              (b) Without limiting the effect of the foregoing provisions of this Section 5.1, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Lender which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of any Lender which includes Eurodollar Rate Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if the Lender so elects by notice to the other Lenders, the obligation hereunder of such Lender to make, and to convert Base Rate Loans into, Eurodollar Rate Loans that are the subject of such restrictions shall be suspended until the date such Regulatory Change ceases to be in effect and the Borrower shall, on the last day(s) of the then current Interest Period(s) for outstanding Eurodollar Rate Loans convert such Eurodollar Rate Loans into Base Rate Loans; provided, however, that the suspension of such obligation and the conversion of any Eurodollar Rate Loans into Base Rate Loans shall apply only to any Lender who is affected by such restrictions and who has provided such notice to the other Lenders, and the obligation of the other Lenders to make, and to convert Base Rate Loans into, Eurodollar Rate Loans shall not be affected by such restrictions. In the event that the obligation of some, but not all, of the Lenders to make, or to convert Base Rate Loans into, Eurodollar Rate Loans is suspended, then any request by the Borrower during the pendency of such suspension for a Eurodollar Rate Loan shall be deemed a request for such Eurodollar Rate Loan from the Lender(s) not subject to such suspension and for a Base Rate Loan from the Lender(s) who are subject to such suspension, in each case in the respective amounts based on the Lenders' respective Applicable Commitment Percentages. Notwithstanding anything contained in this Agreement to the contrary, the Borrower shall have no obligations under this Section 5.1 unless any Lender seeking payment of Additional Costs shall have required similar payments from its other similarly situated customers.

              (c) Determinations by any Lender for purposes of this Section 5.1 of the effect of any Regulatory Change on its costs of making or maintaining, or being committed to make Loans, or by NationsBank as issuer of any Letter of Credit of the effect of any Regulatory Change on its costs in connection with the issuance or maintenance of, or any other Lender's Participation in, any Letter of Credit issued hereunder, or the effect of any Regulatory Change on amounts receivable by any Lender in respect of Loans or Letters of Credit, and of the additional amounts required to compensate the Lender in respect of any Additional Costs, shall be made taking into account such Lender's policies, or the policies of the parent corporation of such Lender, as to the allocation of capital, costs and other items and shall be conclusive absent manifest error. The Lender requesting such compensation shall furnish to the Authorized Representative and the Agent within one hundred eighty (180) days of the incurrence of any Additional Costs for which compensation is sought an explanation of the Regulatory Change and calculations, in reasonable detail, setting forth such Lender's determination of any such Additional Costs.

        5.2. Suspension of Loans . Anything herein to the contrary notwithstanding, if, on or prior to the determination of any interest rate for any Eurodollar Rate Loan for any Interest Period, the Agent determines (which determination made on a reasonable basis shall be conclusive absent manifest error) that:

              (a) quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Eurodollar Rate Loan as provided in this Agreement; or

              (b) the relevant rates of interest referred to in the definition of "Interbank Offered Rate" in Section 1.1 upon the basis of which the Eurodollar Rate for such Interest Period is to be determined do not adequately reflect the cost to the Lenders of making or maintaining such Eurodollar Rate Loan for such Interest Period;

     then the Agent shall give the Authorized Representative prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Rate Loans that are subject to such condition, or to convert Base Rate Loans into Eurodollar Rate Loans, and the Borrower shall on the last day(s) of the then current Interest Period(s) for outstanding Eurodollar Rate Loans, as applicable, convert such Eurodollar Rate Loans into another Eurodollar Rate Loan if such Eurodollar Rate Loan is not subject to the same or similar condition, or Base Rate Loans, if available hereunder. The Agent shall give the Authorized Representative notice describing in reasonable detail any event or condition described in this Section 5.2 promptly following the determination by the Agent that the availability of Eurodollar Rate Loans is, or is to be, suspended as a result thereof. The Agent shall give the Authorized Representative notice when such event or condition described in this Section 5.2 no longer remains in effect.

        5.3. Illegality . Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender to honor its obligation to make or maintain Eurodollar Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy to the Agent) and such Lender's obligation to make or continue Eurodollar Rate Loans, or to convert Base Rate Loans into Eurodollar Rate Loans, shall be suspended until such time as such Lender may again make and maintain Eurodollar Rate Loans, and such Lender's outstanding Eurodollar Rate Loans shall be converted into Base Rate Loans in accordance with Section 2.8 or earlier if required by applicable law. The conversion of any Eurodollar Rate Loans into Base Rate Loans shall apply only to any Lender who is affected by such restrictions and who has provided the notice described above, and the obligation of the other Lenders to make, and to convert Base Rate Loans into, Eurodollar Rate Loans shall not be affected by such restrictions. In the event that the obligation of some, but not all, of the Lenders to make, or to convert Base Rate Loans into, Eurodollar Rate Loans is so suspended, then any request by the Borrower during the pendency of such suspension for a Eurodollar Rate Loan shall be deemed a request for such Eurodollar Rate Loan from the Lender(s) not subject to such suspension and for a Base Rate Loan from the Lender(s) who are subject to such suspension, in each case in the respective amounts based on the Lenders' respective Applicable Commitment Percentages.

        5.4. Compensation . The Borrower shall promptly pay to each Lender, upon the request of such Lender, such amount or amounts as shall be sufficient (in the reasonable determination of Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

              (a) any payment, prepayment or conversion of a Eurodollar Rate Loan on a date other than the last day of the Interest Period for such Eurodollar Rate Loan, including without limitation any conversion required pursuant to Sections 5.1, 5.2 or 5.3; or

              (b) any failure by the Borrower to borrow or convert a Eurodollar Rate Loan on the date for such borrowing or conversion specified in the relevant Borrowing Notice or Interest Rate Selection Notice under Article II hereof;

     such compensation to include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow or convert to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow or convert, the Interest Period for such Loan which would have commenced on the date scheduled for such borrowing or conversion) at the applicable rate of interest for such Eurodollar Rate Loan provided for herein over (ii) the Interbank Offered Rate (as reasonably determined by the Agent) for Dollar deposits of amounts comparable to such principal amount and maturities comparable to such period. A determination of a Lender as to the amounts payable pursuant to this Section 5.4 shall be conclusive, provided that such determinations are made on a reasonable basis. The Lender requesting compensation under this Section 5.4 shall promptly furnish to the Authorized Representative and the Agent calculations in reasonable detail setting forth such Lender's determination of the amount of such compensation.

        5.5. Alternate Loan and Lender . In the event any Lender suspends the making of any Eurodollar Rate Loan pursuant to this Article V (herein a "Restricted Lender"), the Restricted Lender's Commitment Percentage of any Eurodollar Rate Loan shall bear interest at the Base Rate or the Eurodollar Rate for which the suspension does not apply, as selected by Borrower, until the Restricted Lender once again makes available the applicable Eurodollar Rate Loan. Notwithstanding the provisions of Section 3.2(b), interest shall be payable to the Restricted Lender at the time and manner as paid to those Lenders making available Eurodollar Rate Loans.

        5.6. Taxes . (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between a Lender or the Agent and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of such Lender or the Agent pursuant to or in respect of this Agreement or any other Loan Document), (iii) any taxes imposed on or measured by any Lender's assets, net income, receipts or branch profits, and (iv) any taxes arising after the Closing Date solely as a result of or attributable to a Lender changing its designated lending office after the date such Lender becomes a party hereto (such non-excluded items being collectively called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

              (x) pay directly to the relevant authority the full amount required to be so withheld or deducted;

              (y) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

              (z) pay to the Agent for the account of each Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

        (b) Prior to the date that any Lender or participant organized under the laws of a jurisdiction outside the United States becomes a party hereto, such Person shall deliver to the Borrower and the Agent such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, properly completed, currently effective and duly executed by such Lender or participant establishing that payments to it hereunder and under the Notes are (i) not subject to United States Federal backup withholding tax and (ii) not subject to United States Federal withholding tax under the Code because such payment is either effectively connected with the conduct by such Lender or participant of a trade or business in the United States or totally exempt from United States Federal withholding tax by reason of the application of the provisions of a treaty to which the United States is a party or such Lender is otherwise exempt.

        (c) If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lender, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 5.6, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by or on behalf of the Borrower.

                                   ARTICLE VI
            Conditions to Making Loans and Issuing Letters of Credit
            --------------------------------------------------------

        6.1. Conditions of Initial Advance . The obligation of the Lenders to make the initial Advance under the Revolving Credit Facility, and of the Issuing Bank to issue any Letter of Credit, is subject to the conditions precedent that:

              (a) the Agent shall have completed all due diligence with respect to the Borrower and the Guarantors and shall have received on the Closing Date, in form and substance satisfactory to the Agent and Lenders, the following:

                  (i) executed originals of each of this Agreement, the Notes, the initial Facility Guaranties, the Security Instruments, the LC Account Agreement and the other Loan Documents, together with all schedules and exhibits thereto; and

                  (ii) the favorable written opinion or opinions with respect to the Loan Documents and the transactions contemplated thereby of special counsel to the Credit Parties dated the Closing Date, addressed to the

         Agent and the Lenders and satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the form of Exhibit G; and

                  (iii) resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of each Credit Party certified by its secretary or assistant secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery thereof; and

                  (iv) specimen signatures of officers of each Credit Party executing the Loan Documents on behalf of such Credit Party, certified by the secretary or assistant secretary of such Credit Party; and

                  (v) the charter documents of each Credit Party certified as of a recent date by the Secretary of State of its state of organization; and

                  (vi) the bylaws of each Credit Party certified as of the Closing Date as true and correct by its secretary or assistant secretary; and

                  (vii) certificates issued as of a recent date by the Secretaries of State of the respective jurisdictions of formation of each Credit Party as to the due existence and good standing of each Credit Party; and

                  (viii) appropriate certificates of qualification to do business, good standing and, where appropriate, authority to conduct business under assumed name, issued in respect of each Credit Party as of a recent date by the Secretary of State or comparable official of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could have a Material Adverse Effect; and

                  (ix) a copy of the partnership agreement and certificate of limited partnership of each Guarantor that is a Partnership together with all necessary consents, certified as to its correctness by the General Partner of such partnership; and

                  (x)  notice  of   appointment   of  the   initial   Authorized
         Representative(s); and

                  (xi) certificate of an Authorized Representative dated the Closing Date demonstrating compliance with the financial covenants contained in Sections 9.1(a) through 9.1(c), the receivables covenant contained in Section 9.3, the indebtedness covenant contained in
         Section 9.5, and the Deferred Excess Compensation covenant contained in
         Section 9.18 as of December 31, 1996, substantially in the form of Exhibit H; and

                  (xii)   evidence  of  all  insurance   required  by  the  Loan
         Documents; and

                  (xiii) an initial Borrowing Notice, if any, and, if elected by the Borrower, Interest Rate Selection Notice; and

                  (xiv) evidence of the filing of Uniform Commercial Code financing statements reflecting the filing in all places required by applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be necessary under applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien in and to such other Collateral as the Agent may require, including without limitation:

                    (A)the delivery by the Borrower of all stock certificates evidencing Pledged Stock and certificates, if any, evidencing ownership of Pledged Partnership Interests, accompanied in each case by duly executed stock powers (or other appropriate transfer documents) in blank affixed thereto; and

                    (B)the delivery by the Borrower of certificates of the Registrar of each partnership Subsidiary and each partnership Guarantor evidencing the due registration on the registration books of such partnership of the Lien in favor of the Agent conferred under the Security Instruments; and

                  (xv) evidence that all fees payable by the Borrower on the Closing Date to the Agent and the Lenders have been paid in full; and

                  (xvi) Uniform Commercial Code search results showing only those Liens as are acceptable to the Lenders; and

                  (xvii) the consolidated financial statements of the Borrower and the Guarantors for the fiscal year 1995 and the nine month period ended September 30, 1996, including balance sheets, statements of operations, stockholders' equity, and cash flow statements, audited (in the case of the fiscal year 1995 financial statements) by independent public accountants of national standing and prepared in accordance with GAAP and on a Consistent Basis; and

                  (xviii) a schedule of the current  ownership of the  Borrower;
         and

                  (xix) such other documents, instruments, certificates and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby; and

                  (xx) an accounts receivable aging report in form and detail as is satisfactory to the Agent as of December 31, 1996; and

                  (xxi) a draft of the Borrower's audited financial statements for the fiscal year ended December 31, 1996, as more fully described in
         Section 8.1(a)(i); and

         (b) In the good  faith  and  reasonable  judgment  of the Agent and the
         Lenders:

                  (i) Except as set forth on Schedule 6.1, there shall not have occurred a material adverse change since September 30, 1996 in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrower and the Guarantors, or in the facts and information regarding such entities (including litigation) as represented to date; and

                  (ii) the absence of any action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that purports to affect the Borrower or the Guarantors (other than existing litigation which shall be disclosed to, and in their discretion shall be acceptable to, the Agent and the Lenders), or any transaction contemplated hereby, or that could have a material adverse effect on the Borrower or the Guarantors or any transaction contemplated hereby or on the ability of the Borrower and the Guarantors to perform their obligations under the documents to be executed in connection with the Revolving Credit Facility; and

                  (iii) the Borrower, the Guarantors and any other Credit Party shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which any of the Borrower or any Guarantor is a party or by which any of them or their properties is bound; and

                  (iv) the Borrower and the Guarantors shall be in compliance with all existing financial obligations;

                  (v) the absence of any disruption or material adverse change in market for syndicated bank credit facilities similar in nature to the Revolving Credit Facility or a material disruption of, or a material adverse change in, financial, banking, or capital market conditions, in each case as determined by NationsBank in its sole discretion based on reasonable judgment; and

                  (vi) the Borrower and the Guarantors shall be in compliance with all terms and conditions set forth in the Prior Agreement.

        6.2. Conditions of Revolving Loans and Letter of Credit . The obligations of the Lenders to make any Revolving Loans, and the Issuing Bank to issue Letters of Credit, hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

               (a) the Agent shall have received a Borrowing Notice if required by Article II; and

               (b) the representations and warranties of the Borrower and the Guarantors set forth in Article VII and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance or Letter of Credit issuance or renewal, with the same effect as though such representations and warranties had been made on and as of such date, except: (i) to the extent that such representations and warranties expressly relate to an earlier date, and (ii) that the financial statements referred to in Section 7.6(a) shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section 8.1 from the date financial statements are delivered to the Agent and the Lenders in accordance with such Section, and (iii) with respect to transactions permitted hereunder; and

               (c) in the case of the issuance of a Letter of Credit, the Borrower shall have executed and delivered to the Issuing Bank an Application and Agreement for Letter of Credit in form and content acceptable to the Issuing Bank together with such other instruments and documents as it shall request; and

               (d) at the time of (and after giving effect to) each Advance or the issuance of a Letter of Credit, no Default or Event of Default specified in Article X shall have occurred and be continuing; and

               (e) immediately after giving effect to:

                   (i) a Revolving Loan, the aggregate  principal balance of all outstanding Revolving Loans for each Lender shall not exceed such Lender's Revolving Credit Commitment;

                   (ii) a Letter of Credit or  renewal  thereof,  the  aggregate principal balance of all outstanding Participations in Letters of Credit and Reimbursement Obligations (or in the case ofthe Issuing Bank, its remaining interest after deduction of all Participations in Letters of Credit and Reimbursement Obligations of other Lenders) for each Lender and in the aggregate shall not exceed, respectively, (X) such Lender's Letter of Credit Commitment or (Y) the Total Letter of Credit Commitment; and

                   (iii) a  Revolving  Loan or a Letter  of  Credit  or  renewal thereof, the sum of Letter of Credit Outstandings plus Revolving Credit Outstandings shall not exceed the Total Revolving Credit Commitment.

                                   ARTICLE VII
                         Representations and Warranties
                         ------------------------------

        The Borrower represents and warrants with respect to itself and to the Guarantors (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans), that:

        7.1. Organization and Authority.

             (a) The Borrower and each Guarantor is a corporation or partnership duly organized and validly existing under the laws of the jurisdiction of its formation;

             (b) The Borrower and each Guarantor (x) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and
        (y) is qualified to do business in every jurisdiction in which failure to so qualify would have a Material Adverse Effect;

             (c) The Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

             (d) Each Guarantor has the power and authority to execute, deliver and perform the Facility Guaranty and each of the other Loan Documents to which it is a party; and

             (e) When executed and delivered, each of the Loan Documents to which the Borrower or any other Credit Party is a party will be the legal, valid and binding obligation or agreement, as the case may be, of the Borrower or such Credit Party, enforceable against the Borrower or such Credit Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity);

        7.2 Loan Documents . The execution, delivery and performance by the Borrower and each other Credit Party of each of the Loan Documents to which it is a party:

               (a) have been duly authorized by all requisite corporate action (including any required shareholder approval) of the Borrower and each other Credit Party required for the lawful execution, delivery and performance thereof;

               (b) do not violate any provisions of (i) applicable law, rule or regulation, (ii) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Guarantor or its properties, or (iii) the charter documents or bylaws of the Borrower or any other Credit Party;

               (c) does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which Borrower or any Guarantor is a party, or by which the properties or assets of Borrower or any Guarantor are bound; and

               (d) does not and will not result in the creation or imposition of any Lien upon any of the properties or assets of Borrower or any Guarantor except any Liens in favor of the Agent and the Lenders created by the Security Instruments;

        7.3. Solvency . The Borrower and each other Credit Party is Solvent after giving effect to the transactions contemplated by the Loan Documents;

        7.4. Guarantors and Stockholders. The Borrower has no Guarantors other than those Persons listed in Schedule 7.4 and additional Subsidiaries or Guarantors created or acquired after the Closing Date in compliance with
   Section 8.20; Schedule 7.4 states as of the date hereof the organizational form of each entity, the authorized and issued capitalization of each Guarantor listed thereon, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of each such Guarantor and the number and/or percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or other equity interest owned by Borrower or officers of the Borrower; the outstanding shares or other equity interests of each such Guarantor have been duly authorized and validly issued and are fully paid and nonassessable; and Borrower and each such Guarantor owns beneficially and of record all the shares and other interests it is listed as owning in Schedule 7.4, free and clear of any Lien;

        7.5. Ownership Interests . Borrower owns no interest in any Person other than the Persons listed in Schedule 7.4, equity investments in Persons not constituting Subsidiaries or Guarantors permitted under Section 9.7 and additional Subsidiaries or Guarantors created or acquired after the Closing Date in compliance with Section 8.20;

        7.6. Financial Condition .

             (a) The Borrower has heretofore furnished to each Lender an audited consolidated balance sheet of the Borrower and the Guarantors as at December 31, 1995 and the notes thereto and the related consolidated statements of operation, stockholders' equity and cash flows for the Fiscal Year then ended as examined and certified by Arthur Andersen LLP, and unaudited consolidated interim financial statements of the Borrower and the Guarantors consisting of a consolidated balance sheet and related consolidated statements of operation, stockholders' equity and cash flows, for and as of the end of the nine month period ended September 30, 1996. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition of the Borrower and the Guarantors as of the end of such Fiscal Year and nine month period and results of their operations and the changes in its stockholders' equity for the Fiscal Year and interim period then ended, all in conformity with GAAP applied on a Consistent

        Basis, subject however, in the case of unaudited interim statements to year end audit adjustments; and

             (b) Except as set forth on Schedule 6.1, since September 30, 1996 there has been no material adverse change in the condition, financial or otherwise, of the Borrower or any of the Guarantors or in the businesses, properties, performance, prospects or operations of the Borrower or the Guarantors, nor have such businesses or properties been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God; and

             (c) except as set forth in the financial  statements referred to in
        Section 7.6(a) or in Schedule 9.5 or permitted by Section 9.5, neither Borrower nor any Guarantor has incurred, other than in the ordinary course of business, any material Indebtedness, Contingent Obligation or other commitment or liability which remains outstanding or unsatisfied;

        7.7. Title to Properties . The Borrower and each of the Guarantors has good and marketable title to all its real properties and good title to all of its material personal properties, subject to no transfer restrictions or Liens of any kind, except for the transfer restrictions and Liens described in Schedule 7.7 and Liens permitted by Section 9.4;

        7.8. Taxes . Except as set forth in Schedule 7.8, the Borrower and each of the Guarantors has filed or caused to be filed all federal, state and local tax returns which are required to be filed by it and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves reflected in the financial statements described in Section 7.6(a) and satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due;

        7.9. Other Agreements . Neither the Borrower nor any Guarantor is:

             (a) a party to or subject to any judgment, order, decree, agreement, lease or instrument, or subject to other restrictions, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; or

             (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any Medicaid Provider Agreement, Medicare Provider Agreement or other agreement or instrument to which the Borrower or any Guarantor is a party, which default has resulted in, or if not remedied within any applicable grace period could result in, the revocation, termination, cancellation or suspension of Medicaid Certification or Medicare Certification of Borrower or any Guarantor or (ii) any other agreement or instrument to which the Borrower or any Guarantor is a party, which default has, or if not remedied within any applicable grace period could reasonably be likely to have, a Material Adverse Effect;

        7.10. Litigation . Except as set forth in Schedule 7.10, there is no action, suit, investigation or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against the Borrower, any Guarantor or any Contract Provider, or affecting the Borrower or any Guarantor or any Contract Provider or any properties or rights of the Borrower or any Guarantor or any Contract Provider, which could reasonably be expected (i) to result in the revocation, termination, cancellation or suspension of Medicaid Certification or Medicare Certification of such Person, or (ii) to have a Material Adverse Effect;

        7.11. Margin Stock . The proceeds of the borrowings made hereunder will be used by the Borrower only for the purposes expressly authorized herein. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither the Borrower nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof;

        7.12. Investment Company . Neither the Borrower nor any Guarantor is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower and the other Credit Parties of the transactions contemplated by the Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof;

        7.13. Patents, Etc. The Borrower and each other Credit Party owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to or used in the conduct of its businesses as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, other proprietary right of any other Person;

        7.14. No Untrue Statement . Neither (a) this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of the Borrower or any Guarantor in accordance with or pursuant to any Loan Document nor (b) any statement, representation, or warranty provided to the Agent in connection with the negotiation or preparation of the Loan Documents contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such warranty, representation or statement contained therein not misleading;

        7.15. No Consents, Etc. Except for certain service and payor contracts which may require the parties' consent to assignment thereto which consent has not been required and which assignment pursuant to Security Instruments shall not be required to the extent prohibited by such contract, neither the respective businesses or properties of the Borrower or any Guarantor, nor any relationship between the Borrower or any Guarantor and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of the Borrower or any Guarantor as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by the Loan Documents, which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, such consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be;

        7.16. Employee Benefit Plans .

             (a) The Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under
        Section 501(a) of the Code. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

             (b) Neither the Borrower nor any ERISA Affiliate has (i) engaged in a nonexempt prohibited transaction described in Section 4975 of the Code or Section 406 of ERISA affecting any of the Employee Benefit Plans or the trusts created thereunder which could subject any such Employee Benefit Plan or trust to a material tax or penalty on prohibited transactions imposed under Internal Revenue Code Section 4975 or ERISA,
        (ii) incurred any accumulated funding deficiency with respect to any Employee Benefit Plan, whether or not waived, or any other liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, or
        (iv) failed to make a required installment or other required payment under Section 412 of the Code, Section 302 of ERISA or the terms of such Employee Benefit Plan;

             (c) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan, and neither the Borrower nor any ERISA Affiliate has incurred any unpaid withdrawal liability with respect to any Multiemployer Plan;

             (d) The present value of all vested accrued benefits under each Employee Benefit Plan which is subject to Title IV of ERISA, did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such Employee Benefit Plan allocable to such benefits;

             (e) To the best of the Borrower's knowledge,  each Employee Benefit
        Plan subject to Title IV of ERISA, maintained by the Borrower or any ERISA Affiliate, has been administered in accordance with its terms in all material respects and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rules;

             (f) The consummation of the Loans and the issuance of the Letters of Credit provided for herein will not involve any prohibited transaction under ERISA which is not subject to a statutory or administrative exemption; and

             (g) No material proceeding, claim, lawsuit and/or investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan;

        7.17. No Default . As of the date hereof, there does not exist any Default or Event of Default hereunder;

        7.18. Hazardous Materials . The Borrower and each Guarantor is in compliance with all applicable Environmental Laws in all material respects. Neither the Borrower nor any Guarantor has been notified of any action, suit, proceeding or investigation which, and neither the Borrower nor any Guarantor is aware of any facts which, (i) calls into question, or could reasonably be expected to call into question, compliance by the Borrower or any Guarantor with any Environmental Laws, (ii) which seeks, or could reasonably be expected to form the basis of a meritorious proceeding, to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Material, or (iii) seeks to cause, or could reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Borrower or any Guarantor to be subject to any restrictions on ownership, use, occupancy or transferability under any Environmental Law;

        7.19. Employment Matters . (a) None of the employees of the Borrower or any Guarantor is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor/employee related controversies or proceedings pending or, to the best knowledge of the Borrower, threatened against the Borrower or any Guarantor or between the Borrower or any Guarantor and any of its employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and

        (b) Except to the extent a failure to maintain compliance would not have a Material Adverse Effect, the Borrower and each Guarantor is in compliance in all respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation and there is neither pending or threatened any litigation, administrative proceeding nor, to the knowledge of the Borrower, any investigation, in respect of such matters which, if decided adversely, could reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect; and

        7.20. RICO . Neither the Borrower nor any Guarantor is engaged in or has engaged in any course of conduct that could subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws.

        7.21. Reimbursement from Third Party Payors . The accounts receivable of the Borrower and each Guarantor have been and will continue to be adjusted to reflect the reimbursement policies (both those most recently published in writing as well as those not in writing which have been verbally communicated)of third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, managed care systems, government contracting agencies and other third party payors. In particular, accounts receivable relating to such third party payors do not and shall not exceed amounts any obligee is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to its usual charges.

        7.22. Fraud and Abuse . Neither the Borrower nor any Guarantor nor, to the knowledge of Borrower's officers, any of its stockholders, officers or directors, or any Contract Provider, have engaged in any activities which are prohibited under federal Medicare and Medicaid statutes, 42 U.S.C. ss.1320a-7b, or the regulations promulgated pursuant to such statutes or related state or local statutes or regulations, or which are prohibited by binding rules or professional conduct, including but not limited to the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (a) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors, or (b) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service, or item for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors.

        7.23.  Licensing  and  Accreditation  .  Each  of the  Borrower  and the
   Guarantors and, to the knowledge of Borrower's officers, each Contract Provider, has, to the extent applicable: (i) obtained (or been duly assigned) all required certificates of need or determinations of need as required by the relevant state Governmental Authority for the acquisition, construction, expansion of, investment in or operation of its businesses as currently operated; (ii) obtained and maintains in good standing all required licenses;
   (iii) to the extent prudent and customary in the industry in which it is engaged, obtained and maintains accreditation from all generally recognized accrediting agencies; (iv) obtained and maintains Medicaid Certification and Medicare Certification; and (v) entered into and maintains in good standing its Medicare Provider Agreement and its Medicaid Provider Agreement. To the knowledge of Borrower's officers, each Contract Provider is duly licensed (where license is required) by each state or state agency or commission, or any other Governmental Authority having jurisdiction over the provisions of such services by such Person in the locations in which the Borrower or such Guarantor conduct business, required to enable such Person to provide the professional services provided by such Person and otherwise as is necessary to enable the Borrower or such Guarantor to operate as currently operated and as presently contemplated to be operated. To the knowledge of Borrower's officers, all such required licenses are in full force and effect on the date hereof and have not been revoked or suspended or otherwise limited.

                                  ARTICLE VIII
                              Affirmative Covenants
                              ---------------------


        Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and where applicable will cause each Guarantor to:

        8.1. Financial Reports, Etc.

             (a) As soon as practical and in any event within 90 days after the end of each Fiscal Year of the Borrower, deliver or cause to be delivered to the Agent and each Lender (i) consolidated and consolidating balance sheets of the Borrower and the Guarantors as at the end of such Fiscal Year, and the notes thereto, and the related consolidated and consolidating statements of operations, stockholders' equity and cash flows, and the respective notes thereto, for such Fiscal Year, setting forth (other than for consolidating statements) comparative financial statements for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a Consistent Basis and containing, with respect to the consolidated financial statements, opinions of Arthur Andersen LLP, or other such independent certified public accountants selected by the Borrower and approved by the Agent, which are unqualified as to the scope of the audit performed and as to the "going concern" status of the Borrower and without any exception not acceptable to the Lenders, and (ii) a certificate of an Authorized Representative demonstrating compliance with Sections 9.1(a) through 9.1(c), 9.3, 9.5, and 9.18 which certificate shall be in the form of Exhibit H;

             (b) as soon as practical and in any event within 45 days after the end of each fiscal quarter (except the last fiscal quarter of the Fiscal
        Year), deliver to the Agent and each Lender (i) consolidated and consolidating balance sheets of the Borrower and the Guarantors as at the end of such fiscal quarter, and the related consolidated and consolidating statements of operations, stockholders' equity and cash flows for such fiscal quarter and for the period from the beginning of the then current Fiscal Year through the end of such reporting period, and accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Borrower and the Guarantors as of the end of such fiscal period and the results of their operations and the changes in their financial position for such fiscal period, in conformity with the standards set forth in Section 7.6(a) with respect to interim financial statements, and (ii) a certificate of an Authorized Representative containing computations for such quarter comparable to that required pursuant to Section 8.1(a)(ii);

             (c)  together  with  each  delivery  of  the  financial  statements required by Section 8.1(a)(i), deliver to the Agent and each Lender a letter from the Borrower's accountants specified in Section 8.1(a)(i) stating that in performing the audit necessary to render an opinion on the financial statements delivered under Section 8.1(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrower in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); or if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

             (d) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which Borrower or any Guarantor shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower or any Guarantor to its shareholders, bondholders or the financial community in general, (iii) any management letter or other report submitted to the Borrower orany Guarantor by independent accountants in connection with any annual, interim or special audit of the Borrower or any Guarantor; and (iv) all material reports and other statements (other than routine reports and other statements prepared in the ordinary course of business that would not result in adverse action) that the Borrower or any Guarantor may render to or file with any Governmental Authority, including without limitation HCFA; and

             (e) as soon as practicable and in any event within 45 days following the end of each fiscal quarter of the Borrower, deliver to the Agent and each Lender an accounts receivable aging report in form and detail substantially similar to that furnished to the Agent prior to the Closing Date and and which sets forth any exceptions to Section 10.(e) of the Security Agreement;

             (f) together with each delivery of the financial statements required by Section 8.1(a)(i), deliver to the Agent and each Lender a capital budget for the following twelve month period, together with financial projections for the Borrower and the Guarantors, on a consolidated basis, with respect to each fiscal year through the Stated Termination Date, or budgets or related items as the Agent may reasonably request including, without limitation, a breakdown of revenue and direct expenses for each hospital-based contract and for each practice; and


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


             (g) together with each delivery of the financial statements received by Section 8.1(a) and (b) deliver to the Agent a then-current listing of each Guarantor, indicating if such Guarantor is a Material Subsidiary or a Material Partnership;

             (h) promptly, from time to time, deliver or cause to be delivered to the Agent and each Lender such other information regarding Borrower's and any Guarantor's operations, business affairs and financial condition as the Agent or such Lender may reasonably request;

             The Agent and the Lenders are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent, to any Governmental Authority having jurisdiction over the Agent or any of the Lenders pursuant to any written request therefor or in the ordinary course of examination of loan files, or to any other Person who shall acquire or consider the assignment of, or acquisition of any participation interest in, any Obligation permitted by this Agreement;

        8.2. Maintain Properties . Maintain all properties necessary to its operations in good working order and condition, make all needed repairs, replacements and renewals to such properties, and maintain free from Liens all trademarks, trade names, patents, copyrights, trade secrets, know-how, and other intellectual property and proprietary information (or adequate licenses thereto), in each case as are reasonably necessary to conduct its business as currently or hereafter conducted or as contemplated hereby, all in accordance with customary and prudent business practices;

        8.3. Existence, Qualification, Etc. Except as otherwise expressly permitted under Section 9.8, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary and the failure to do so would have a Material Adverse Effect;

        8.4. Regulations and Taxes . Comply in all material respects with or contest in good faith all statutes and governmental regulations and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, would become a Lien against any of its properties except liabilities being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves acceptable to the Borrower's independent certified public accountants have been established unless and until any Lien resulting therefrom attaches to any of its property and becomes enforceable against its creditors;

        8.5. Insurance . (a) Keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards to the extent and in the manner as are customarily insured against by similar businesses owning such properties similarly situated, (b) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property, and (c) maintain insurance under all

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

   applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes) such policies of insurance to have such limits, deductibles, exclusions, co-insurance and other provisions providing no less coverages than that specified in Schedule 8.5, such insurance policies to be in form reasonably satisfactory to the Agent. Each of the policies of insurance described in this Section 8.5 shall provide that the insurer shall give the Agent not less than thirty (30) days' prior written notice before any such policy shall be terminated, lapse or be altered in any manner. Each insurance policy provided to the Agent by the Borrower shall be written by an insurer having no less than "A-X1" Best's Rating according to the most current edition of Best's Key Rating Guide;

        8.6.  True Books . Keep true books of record and  account in which full, true and correct entries will be made of all of its dealings and transactions, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements;

        8.7. Right of Inspection . Permit any Person designated by any Lender or the Agent to visit and inspect any of the properties, corporate books and financial reports of the Borrower or any Guarantor and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals, with reasonable prior notice, and without unreasonable interference with the conduct of business operations;

        8.8. Observe all Laws . Conform to and duly observe, and cause all Contract Providers to conform to and duly observe, in all material respects all laws, rules and regulations and all other valid requirements of any regulatory authority with respect to the conduct of its business, including without limitation Titles XVIII and XIX of the Social Security Act, Medicare Regulations, Medicaid Regulations, and all laws, rules and regulations of Governmental Authorities pertaining to the licensing of professional and other health care providers; notwithstanding the foregoing, if a Contract Provider fails to comply with this Section 8.8 and neither the Borrower nor Guarantors are liable therefor, such violation of this Section 8.8 by such Contract Provider shall not be a Default or Event of Default hereunder.

        8.9. Governmental Licenses . Obtain and maintain, and cause all Contract Providers during periods when performing services for the Borrower or a Guarantor to obtain and maintain, all licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted and herein contemplated, including without limitation professional licenses, Medicaid Certifications and Medicare Certifications and the failure to do so would have a Material Adverse Effect;

        8.10. Covenants Extending to Other Persons . Cause each of the Guarantors to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 8.2 through 8.9, and 8.18 inclusive;

        8.11. Knowledge of Default . Upon any officer of the Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any Guarantor to any Lender, or any event,

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

   development or occurrence which could reasonably be expected to have a Material Adverse Effect, cause such officer or an Authorized Representative to promptly notify the Agent of the nature thereof, the period of existence thereof, and what action the Borrower or such Guarantor proposes to take with respect thereto;

        8.12. Suits or Other Proceedings . Upon any officer of the Borrower obtaining knowledge of any actual or threatened litigation or other proceedings being instituted (i) against the Borrower or any Guarantor, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Guarantor or other Credit Party, in an aggregate amount greater than $200,000 not otherwise covered by insurance, or
   (ii) against the Borrower, any Guarantor or any Contract Provider to suspend, revoke or terminate any Medicaid Provider Agreement, Medicaid Certification, Medicare Provider Agreement, Medicare Certification or other federal or state health care payor program, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process;

        8.13. Notice of Discharge of Hazardous Material or Environmental Complaint . Promptly provide to the Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims, or citations received by the Borrower or any Guarantor relating to any (a) violation or alleged violation by the Borrower or any Guarantor of any applicable Environmental Law, (b) release or threatened release by the Borrower or any Guarantor, or at any facility or property owned or leased or operated by the Borrower or any Guarantor, of any Hazardous Material, except where occurring legally, or (c) liability or alleged liability of the Borrower or any Guarantor for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials; provided that so long as there is no suspension of operations, such notice is required only when the aggregate cost of compliance or remedy exceeds $100,000 in the aggregate.

        8.14. Environmental Compliance . If the Borrower or any Guarantor shall receive any letter, notice, complaint, order, directive, claim or citation alleging that the Borrower or and Guarantor has violated any Environmental Law or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, the Borrower shall, within the time period permitted by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Guarantor to remove or remedy, such violation or release or satisfy such liability unless and only during the period that theapplicability of the Environmental Law, the fact of such violation or liability or what is required to remove or remedy such violation is being contested by the Borrower or the applicable Guarantor by appropriate proceedings diligently conducted and all reserves with respect thereto as may be required under Generally Accepted Accounting Principles, if any, have been made, and no Lien in connection therewith shall have attached to any property of the Borrower or the applicable Guarantor which shall have become enforceable against creditors of such Person;

        8.15. Indemnification . Without limiting the generality of Section 12.9, the Borrower hereby agrees to indemnify and hold the Agent and the Lenders, and their respective officers, directors, employees and agents, harmless from and against any and all claims, losses, penalties, liabilities, damages and expenses (including assessment and cleanup costs and reasonable attorneys'

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

   fees and disbursements) arising directly or indirectly from, out of or by reason of (a) the violation of any Environmental Law by the Borrower or any Guarantor or with respect to any property owned, operated or leased by the Borrower or any Guarantor or (b) the handling, storage, treatment, emission or disposal of any Hazardous Materials by or on behalf of the Borrower or any Guarantor or on or with respect to property owned or leased or operated by the Borrower or any Guarantor. Notwithstanding the foregoing, this Section
   8.15 shall not apply to violations caused by the Agent when the Collateral is in the possession and control of the Agent. The provisions of this Section
   8.15 shall survive the Facility Termination Date and expiration or termination of this Agreement;

        8.16. Assurances . At the Borrower's cost and expense, upon request of the Agent, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement, the Security Instruments and the other Loan Documents;

        8.17. Employee Benefit Plans .

             (a) With reasonable promptness, and in any event within thirty (30) days thereof, give notice to the Agent of (a) the establishment of any new Pension Plan (which notice shall include a copy of such plan), (b) the commencement of contributions to any Employee Benefit Plan to which the Borrower or any of its ERISA Affiliates was not previously contributing, (c) any material increase in the benefits of any existing Employee Benefit Plan, (d) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request and (e) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code by the due date; and

             (b) Promptly and in any event within fifteen (15) days of becoming aware of the occurrence or forthcoming occurrence of any (a) Termination Event or (b) nonexempt "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, deliver to the Agent a notice specifying the nature thereof, what action the Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and

             (c) With reasonable promptness but in any event within fifteen (15) days for purposes of clauses (a), (b) and (c), deliver to the Agent copies of (a) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code, (b) all notices received by the Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (c) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the

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

        Internal Revenue Service with respect to each Pension Plan and (d) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. The Borrower will notify the Agent in writing within five (5) Business Days of the Borrower or any ERISA Affiliate obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA;

        8.18. Continued Operations . Continue at all times to conduct its business and engage principally in the same line or lines of business substantially as heretofore conducted;

        8.19. Patents, Etc. Maintain at all times the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to or used in the conduct of its businesses as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, or other proprietary right of any other Person;

        8.20. New Guarantors . Simultaneously with the acquisition or creation of any Guarantor, cause to be delivered to the Agent for the benefit of the Lenders each of the following:

             (i) a Facility Guaranty executed by such Guarantor substantially in the form of Exhibit I;

             (ii) a Security Agreement of such Guarantor substantially in the form of Exhibit J, together with such Uniform Commercial Code financing statements on Form UCC-1 or otherwise duly executed by such Guarantor as "Debtor" and naming the Agent for the benefit of the Lenders as "Secured Party", in form, substance and number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Lenders the Lien on Collateral conferred under such Security
        Instrument to the extent such Lien may be perfected by Uniform Commercial Code filing;

             (iii) if such Guarantor is a corporation or is a partnership that has issued certificates evidencing ownership of Partnership Interests,
        (A) the Pledged Stock or, if applicable, certificates of ownership of such Partnership Interests, together with duly executed stock powers or powers of assignment in blank affixed thereto, and (B) if such Collateral shall be owned by a Guarantor who has not then executed and delivered to the Agent a Security Instrument from the owner of such Collateral granting a Lien to the Agent in such Collateral, a Security Agreement or a Pledge Agreement (as appropriate) substantially similar in form and content to that executed and delivered by the Borrower as of the Closing Date, with appropriate revisions as to the identity of the pledgor and securing the obligations of such pledgor under its Facility Guaranty;

             (iv) if such  Guarantor is a  partnership  not  described in clause
        (iii)  immediately  above,  (A) the certificate of the Registrar of such

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

        partnership with respect to the registration of the Lien on Partnership Interests, which certificate shall be in the form of Exhibit K and (B) if such Collateral shall be owned by a Guarantor who has not then executed and delivered to the Agent a Security Instrument from the owner of such Collateral granting a Lien to the Agent in such Collateral, a Pledge Agreement substantially similar in form and content to that executed and delivered by the Borrower as of the Closing Date, with appropriate revisions as to the identity of the pledgor and securing the obligations of such pledgor under its Facility Guaranty;

             (v) a supplement to the appropriate schedule attached to the appropriate Security Instruments listing the additional Collateral, certified as true, correct and complete by the Authorized Representative (provided that the failure to deliver such supplement shall not impair the rights conferred under the Security Instruments in after acquired Collateral);

             (vi) if the Guarantor is a Material Subsidiary or a Material Partnership, an opinion of counsel to the Guarantor dated as of the date of delivery of the Facility Guaranty and other Loan Documents provided for in this Section 8.20 and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent (which opinion may include assumptions and qualifications of similar effect to those contained in the opinions of counsel delivered pursuant to Section 6.1(a)(ii)), to the effect that:

                   (A) such Guarantor is duly organized, validly existing and in good standing in the jurisdiction of its formation, has the requisite power and authority to own its properties and conduct its business as then owned and then conducted and proposed to be conducted, and is duly qualified to transact business and is in good standing as a foreign corporation or partnership in each other jurisdiction in which the character of the properties owned or leased, or the business carried on by it, requires such qualification and the failure to be so qualified would reasonably be likely to result in a Material Adverse Effect;

                   (B) the execution,  delivery and  performance of the Facility
            Guaranty and other Loan Documents described in this Section 8.20 to which such Guarantor is a signatory have been duly authorized by all requisite corporate or partnership action (including any required shareholder or partner approval), each of such agreements has been duly executed and delivered and constitutes the valid and binding agreement of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity); and

                   (C) the Uniform Commercial Code financing  statements on Form
            UCC-1 delivered to the Agent by the Guarantor in connection with the delivery of the Security Instruments of such Guarantor have been duly executed by the Guarantor and are in form, substance and number


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

            sufficient for filing in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary to perfect in favor of the Agent for the benefit of the Lenders the Lien on Collateral conferred under such Security Instruments to the extent such Lien may be perfected by Uniform Commercial Code filing;

                   (vii) current copies of the charter documents, including partnership agreements and certificate of limited partnership, if applicable, and bylaws of such Guarantor, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such charter documents, bylaws or by applicable law, of the shareholders) of such Guarantor authorizing the actions and the execution and delivery of documents described in this Section 8.20.

                                   ARTICLE IX
                               Negative Covenants
                               ------------------

        Until the Obligations have been paid and satisfied in full, no Letters of Credit remain outstanding and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Guarantor to:

        9.1. Financial Covenants .

             (a) Consolidated Net Worth. Permit Consolidated Net Worth to be less than (i) $32,500,000 at the Closing Date and through March 30, 1997, and (ii) as at the last day of each succeeding fiscal quarter of the Borrower and until (but excluding) the last day of the next following fiscal quarter of the Borrower, the sum of (A) the amount of Consolidated Net Worth required to be maintained pursuant to this
        Section 9.1(a) as at the end of the immediately preceding fiscal quarter, plus (B) 75% of Consolidated Net Income (with no reduction for net losses during any period) for the fiscal quarter of the Borrower ending on such day (including within "Consolidated Net Income" certain items otherwise excluded, as provided for in the definition of "Consolidated Net Income"), plus (c)100% of the aggregate amount of all increases in the stated capital and additional paid-in capital accounts of the Borrower resulting from the issuance of equity securities or other capital investments.

             (b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any Four-Quarter Period to be greater than 3.00 to 1.00.

             (c) Consolidated Fixed Charge Ratio. Permit the Consolidated Fixed Charge Ratio as of the end of any Four-Quarter Period to be less than
        1.50 to 1.00.

        9.2. Acquisitions . Enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, unless:

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


             (a) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition and the line or lines of business of the Person to be acquired are substantially the same as one or more line or lines of business conducted by the Borrower and the Guarantors, and

             (b) no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition and the Borrower shall have furnished to the Agent (A) pro forma historical financial statements as of the end of the most recently completed Fiscal Year of the Borrower and most recent interim fiscal quarter, if applicable, giving effect to such Acquisition and (B) a certificate in the form of Exhibit H prepared on a historical pro forma basis giving effect to such Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto,

             (c) the Person acquired shall be a Guarantor, or be merged into the Borrower or a Guarantor, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquiror shall be the Borrower or a Guarantor), and

             (d) if the Cost of Acquisition shall (A) exceed $3,000,000 in cash, or (B) exceed $5,000,000 in the aggregate, or (C) cause the aggregate Cost of Acquisitions incurred in any Fiscal Year to exceed $15,000,000, the Required Lenders shall consent to such Acquisition in their discretion;

        9.3. Receivables . Permit the aggregate amount of net accounts receivable which are included as an asset on the consolidated balance sheet of the Borrower and the Guarantors which remain unpaid 180 or more days from the date of invoice at any time to exceed 9% of total accounts receivable of the Borrower and the Guarantors.

        9.4. Liens . Incur, create or permit to exist any Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any Guarantor, other than

             (a) Liens created under the Security Instruments in favor of the Agent and the Lenders, and otherwise existing as of the date hereof and as set forth in Schedule 7.7;

             (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and which Liens are not yet enforceable against other creditors;

             (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and in existence less than 90 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and which Liens are not yet enforceable against other creditors;


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             (d) Liens  incurred  or  deposits  made in the  ordinary  course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

             (e) easements (including reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower or any Subsidiary and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Borrower or any Guarantor;

             (f) purchase  money Liens to secure  Indebtedness  permitted  under
        Section 9.5(f) and incurred to purchase fixed assets, provided such Indebtedness represents not less than 75% of the purchase price of such assets as of the date of purchase thereof and no property other than the assets so purchased secures such Indebtedness; and

             (g) Liens arising in connection with Capital Leases permitted under
        Section 9.5(g); provided that no such Lien shall extend to any Collateral or to any other property other than the assets subject to such Capital Leases;

        9.5. Indebtedness . Incur, create, assume or permit to exist any Indebtedness of the Borrower, howsoever evidenced, except:

             (a)  Indebtedness  existing as of the Closing  Date as set forth in
        Schedule 9.5; provided, none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Closing Date to change any terms of subordination, repayment or rights of conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date;

             (b) Indebtedness owing to the Agent or any Lender in connection with this Agreement, any Note or other Loan Document;

             (c) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

             (d) additional unsecured Indebtedness for Money Borrowed and not otherwise covered by clauses (a) through (c) above; provided that the

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        aggregate  outstanding  principal amount of all such other  Indebtedness permitted under this clause (d) and Sections 9.5(e), (f), (g), and (h) shall in no event exceed $4,500,000 in the aggregate at any time;

             (e) Indebtedness arising from Rate Hedging Obligations permitted under Section 9.15; provided that the aggregate outstanding risk-adjusted principal amount as determined by the Agent of all such Rate Hedging Obligations and of all Indebtedness permitted under this clause (e) and Sections 9.5(d), (f), (g), and (h) shall in no event exceed $4,500,000 in the aggregate at any time;

             (f) purchase money Indebtedness described in Section 9.4(f); provided that the aggregate outstanding principal amount of all such purchase money Indebtedness permitted under this clause (f) and of all Indebtedness permitted under Sections 9.5(d), (e), (g), and (h) shall in no event exceed $4,500,000 in the aggregate at any time;

             (g) Indebtedness for Money Borrowed arising from Capital Leases described in Section 9.4(g); provided that the aggregate outstanding principal amount of such Indebtedness for Money Borrowed arising from Capital Leases permitted under this clause (g) and of all Indebtedness permitted under Sections 9.5(d), (e), (f), and (h) shall in no event exceed $4,500,000 in the aggregate at any time;

             (h) Indebtedness for Money Borrowed arising from insurance premium financing plans that fully amortize within one year; provided that the aggregate outstanding principal amount of such Indebtedness for Money Borrowed arising from such insurance premium financing plans permitted under this clause (h) and of all Indebtedness permitted under Sections 9.5(d), (e), (f), and (g) shall in no event exceed $4,500,000 in the aggregate at any time; and provided further that the insurance premium financing plan with Transamerica Insurance Finance Corporation listed on
        Schedule 9.5 and permitted under Section 9.5(a) shall be included in and aggregated under (but not in addition to) Indebtedness for Money Borrowed arising from insurance premium financing plans permitted under this clause (h);

             (i) Deferred Excess Compensation permitted in Section 9.18.

        9.6. Transfer of Assets . Sell, lease, transfer or otherwise dispose of any assets of Borrower or any Guarantor in excess of $250,000 other than (a) dispositions of inventory in the ordinary course of business, (b) dispositions of property that is substantially worn, damaged, obsolete or, in the judgment of the Borrower, no longer best used or useful in its business or that of any Guarantor, (c) transfers of assets necessary to give effect to merger, sale or consolidation transactions permitted by Section 9.8, (d) the disposition of Eligible Securities in the ordinary course of management of the investment portfolio of the Borrower and the Guarantors, and (e) transfers of assets from one Guarantor to another or to the Borrower so long as after giving effect thereto the Agent shall have a first priority perfected security interest in such assets;

        9.7. Investments . Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to

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   exist any  interest  whatsoever  in any  other  Person or permit to exist any
   loans  or  advances  to  any  Person,   except  that  Borrower  may  maintain
   investments or invest in:

            (a) securities of any Person acquired in an Acquisition permitted hereunder;

            (b) Securities;

            (c)  investments  existing as of the date hereof and as set forth in
        Schedule 7.4;

            (d) receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss; and

            (e) investments in or loans to Guarantors;

            (f) other loans, advances and investments in an aggregate principal amount at any time outstanding not to exceed $500,000;

        9.8. Merger or Consolidation . (a) Consolidate with or merge into any other Person, or (b) permit any other Person to merge into it, or (c) liquidate, wind-up or dissolve or sell, transfer or lease or otherwise dispose of all or a substantial part of its assets (other than sales permitted under Section 9.6 (a), (b) and (d)); provided, however, (i) any Guarantor may merge or transfer all or substantially all of its assets into or consolidate with the Borrower or any Guarantor, and (ii) any other Person may merge into or consolidate with the Borrower or any Guarantor and any Guarantor may merge into or consolidate with any other Person in order to consummate an Acquisition permitted by Section 9.2, provided further, that any resulting or surviving entity shall execute and deliver such agreements and other documents, including a Facility Guaranty, and take such other action as the Agent may require to evidence or confirm its express assumption of the obligations and liabilities of its predecessor entities under the Loan Documents;

        9.9. Restricted Payments . Make any Restricted Payment or apply or set apart any of their assets therefor or agree to do any of the foregoing except;

         (a) any  Guarantor  may make  Restricted Payments to the Borrower;   or

         (b) any Guarantor may make Restricted Payments to another Guarantor; or

         (c) those distributions set forth on Schedule 9.9;

        9.10. Transactions with Affiliates . Other than transactions permitted under Sections 9.7 and 9.8, and transactions with Guarantors, enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the

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   rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services to the Borrower or the Guarantors for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services, (b) that the Borrower or any Guarantor may render services to such Persons for compensation at the same rates generally charged by the Borrower or such Guarantor and (c) in either case in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's (or any Guarantor's) business consistent with past practice of the Borrower and the Guarantors and upon fair and reasonable terms no less favorable to the Borrower (or any Guarantor) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate;

        9.11. Compliance with ERISA . With respect to any Pension Plan, Employee Benefit Plan or Multiemployer Plan:

             (a) permit the occurrence of any Termination Event which would result in a liability on the part of the Borrower or any ERISA Affiliate to the PBGC; or

             (b) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities; or

             (c) permit any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived; or

             (d) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

             (e) engage, or permit any Borrower or any ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or Sections 4975 of the Code for which a civil penalty pursuant to Section 502(I) of ERISA or a tax pursuant to Section 4975 of the Code may be imposed; or

             (f) establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower or any ERISA Affiliate or increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is in excess of $50,000; or

             (g) fail, or permit the Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code, all applicable Foreign Benefit Laws and all other applicable laws and the regulations and interpretations thereof;

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

        9.12. Fiscal Year . Change its Fiscal Year;

        9.13. Dissolution, etc. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with a merger or consolidation permitted pursuant to Section 9.8;

        9.14. Change in Control . Cause, suffer or permit to exist or occur any Change of Control;

        9.15. Rate Hedging Obligations . Incur any Rate Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Rate Hedging Obligations, except for Rate Hedging Obligations incurred to limit risks of currency or interest rate fluctuations to which the Borrower and the Guarantors are subject by virtue of the Indebtedness evidenced by the Notes.

        9.16. Negative Pledge Clauses . Enter into or cause, suffer or permit to exist any agreement with any Person other than the Agent and the Lenders pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of any of the Borrower or any Guarantor to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, provided that the Borrower and any Guarantor may enter into such an agreement in connection with property subject to any Lien permitted by this Agreement and not released after the date hereof, when such prohibition or limitation is by its terms effective only against the assets subject to such Lien;

        9.17. Change in Management . Suffer any change in management wherein Mitchell Eisenberg fails to be actively involved in the management of Borrower; provided, however, Borrower shall have a period of 120 days thereafter to select a replacement which is acceptable to the Required Lenders in their sole and absolute discretion.

        9.18. Deferred Excess Compensation . Cause or permit the outstanding liability for Deferred Excess Compensation in any event to exceed $3,000,000 in the aggregate at any time.

                                    ARTICLE X
                       Events of Default and Acceleration
                       ----------------------------------

        10.1. Events of Default . If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

             (a) if default shall be made in the due and punctual payment of the principal of any Loan, Reimbursement Obligation or other Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II or Article III, at maturity, by acceleration or otherwise; or


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

             (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan, Reimbursement Obligation or other Obligation or of any fees or other amounts payable to any of the Lenders or the Agent on the date on which the same shall be due and payable and such default shall continue for four (4) or more days; or

             (c) if default shall be made in the performance or observance of any covenant set forth in Section 8.7, 8.11, 8.20, or Article IX;

             (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for 30 or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or an officer of the Borrower becomes aware of such default, or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond any applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Agent or any of the Lenders or delivered to the Agent or any of the Lenders in connection with or pursuant to this Agreement or any of the Obligations, or if any Loan Document ceases to be in full force and effect (other than by reason of any action by the Agent), or if without the written consent of the Lenders, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than in accordance with its terms in the absence of default or by reason of any action by the Lenders or the Agent); or

             (e) if there shall occur (i) a default, which is not waived, in the payment of any principal, interest, premium or other amount with respect to any Indebtedness (other than the Loans and other Obligations) of the Borrower or any Guarantor in an amount not less than $100,000 in the aggregate outstanding, or (ii) a default, which is not waived, in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Guarantor, or (iii) any other event of default as specified in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Guarantor, and such default or event of default shall continue for more than the period of grace, if any, therein specified, or such default or event of default shall permit the holder of any such Indebtedness (or any agent or trustee acting on behalf of one or more holders) to accelerate the maturity thereof; or

             (f) if any representation, warranty or other statement of fact contained in any Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any Lender by or on behalf of the Borrower or any other Credit Party pursuant to or in connection with any Loan Document, or otherwise, shall be false or misleading in any material respect when given; or


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


             (g) if the Borrower or any Guarantor or other Credit Party shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer which in either case seeks liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute; or

             (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Guarantor or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower or any Guarantor seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which petition is not dismissed or stayed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Guarantor or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower or any Guarantor takes any action to indicate its consent to or approval of any such proceeding or petition; or

             (i) if (i) one or more judgments or orders where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $100,000 is rendered against the Borrower or any Guarantor, or (ii) there is any attachment, injunction or execution against any of the Borrower's or Guarantors' properties for any amount in excess of $100,000 in the aggregate; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty (30) days; or

             (j) if the Borrower or any Guarantor shall, other than in the ordinary course of business (as determined by past practices), suspend all or any part of its operations material to the conduct of the business of the Borrower and such Guarantor, taken as a whole, for a period of more than 30 days; or

             (k) if the Borrower or any Guarantor shall breach any of the material terms or conditions of any agreement under which any Rate Hedging Obligations permitted hereby is created and such breach shall continue beyond any grace period, if any, relating thereto pursuant to the terms of such agreement, or if the Borrower or any Guarantor shall disaffirm or seek to disaffirm any such agreement or any of its obligations thereunder; or

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


             (l) if there shall occur and not be waived an Event of Default as defined in any of the other Loan Documents;

             (m) (i) cancellation, revocation, suspension or termination of any Medicare Certification, Medicare Provider Agreement, Medicaid Certification or Medicaid Provider Agreement affecting the Borrower, any Guarantor or any Contract Provider, or (ii) the loss of any other permits, licenses, authorizations, certifications or approvals from any federal, state or local Governmental Authority or termination of any contract with any such authority, in either case which cancellation, revocation, suspension, termination or loss (X) in the case of any suspension or temporary loss only, continues for a period greater than 60 days and (Y) results in the suspension or termination of operations of the Borrower or any Guarantor or in the failure of the Borrower or any Guarantors or any Contract Provider to be eligible to participate in Medicare or Medicaid programs or to accept assignments of rights to reimbursement under Medicaid Regulations or Medicare Regulations; provided that any such events described in this Section 10.1(m) shall result either singly or in the aggregate in the termination, cancellation, suspension or material impairment of operations or rights to reimbursement which produce 5% or more of the Borrower's gross revenues (on an annualized basis);

        (n) if there shall occur any Termination Event;

        (o) any actual or asserted invalidity (other than by the Agent and Lenders) of any of the Loan Documents;

        then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                         (A) either or both of the following actions may be taken: (i) the Agent, with the consent of the Required Lenders, may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders and the Issuing Bank to make further Revolving Loans or to issue additional Letters of Credit terminated, whereupon the obligation of each Lender to make further Revolving Loans and of the Issuing Bank to issue additional Letters of Credit, hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same,

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                    including  all  interest   accrued  thereon  and  all  other
                    obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything
                    contained  herein  or  in  any  instrument   evidencing  the
                    Obligations  to  the  contrary  notwithstanding;   provided,
                    however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Revolving Loans and of the Issuing Bank to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

                         (B) the Borrower shall, upon demand of the Agent or the
                    Required Lenders, deposit cash with the Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and such amounts shall be held by the Agent pursuant to the terms of the LC Account Agreement; and

                         (C) the Agent and each of the Lenders shall have all of
                    the rights and remedies available under the Loan Documents or under any applicable law.

        10.2. Agent to Act . In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

        10.3. Cumulative Rights . No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

        10.4. No Waiver . No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

        10.5. Allocation of Proceeds . If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to Article X hereof, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Agent in the following order:

             (a) amounts due to the Lenders pursuant to Sections 2.10, 3.3, 3.4 and 12.5;

             (b)  amounts  due to the  Agent  pursuant  to  Section  11.11;


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

             (c) payments of interest on Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders;

             (d) payments of principal of Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders;

             (e) payments of cash amounts to the Agent in respect of outstanding Letters of Credit pursuant to Section 10.1(B);

             (f) amounts due to the Lenders pursuant to Sections 3.2(g), 8.15 and 12.9;

             (g) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders;

             (h) amounts due to any of the Lenders in respect of Obligations consisting of liabilities under any Swap Agreement with any of the Lenders on a pro rata basis according to the amounts owed; and

             (i) any other Indebtedness.

                                   ARTICLE XI
                                    The Agent
                                    ---------

        11.1. Appointment . Each Lender hereby irrevocably designates and appoints NationsBank as the Agent for the Lenders under this Agreement, and each of the Lenders hereby irrevocably authorizes NationsBank as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. So long as NationsBank shall be the sole Lender, the term Agent shall mean NationsBank as sole Lender.

        11.2. Attorneys-in-fact . The Agent may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence, gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

        11.3. Limitation on Liability . Neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact shall be liable to the Lenders for any action lawfully taken or omitted to be taken by it or

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   them under or in connection  with the Loan Documents  except for its or their own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates shall be responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower, any other Credit Party or any officer or representative thereof contained in any Loan Document, or in any certificate, report, statement or other document referred to or provided for in or received by the Agent under or in connection with any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Loan Document, or for any failure of the Borrower or any other Credit Party to perform its obligations under any Loan Document, or for any recitals, statements, representations or warranties made, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any collateral. The Agent shall not be under any obligation to any of the Lenders to ascertain or to inquire as to the observance or performance of any of the terms, covenants or conditions of any Loan Document on the part of the Borrower or any other Credit Party or to inspect the properties, books or records of the Borrower or the Guarantors or any other Credit Party.

        11.4. Reliance . The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent certificate, affidavit, letter, cablegram, telegram, telefacsimile or telex message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless an Assignment and Acceptance shall have been filed with and accepted by the Agent. The Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive advice or concurrence of the Lenders or the Required Lenders as provided in this Agreement or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all present and future holders of the Notes.

        11.5. Notice of Default . The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender, the Authorized Representative or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Lenders.

        11.6. No Representations . Each Lender expressly acknowledges that neither the Agent nor any of its affiliates has made any representations or


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   warranties to it and that no act by the Agent hereafter taken,  including any review of the affairs of the Borrower, the Guarantors or any other Credit Party, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Borrower and each other Credit Party and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Loan Documents and to make such investigation as it deems necessary to inform itself as to the status and affairs, financial or otherwise, of the Borrower, the Guarantors and any other Credit Party. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower, its Subsidiaries and any other Credit Party which may come into the possession of the Agent or any of its affiliates.

        11.7. Indemnification . Notwithstanding the amendment and restatement of the Prior Agreement by this Agreement, the Borrower shall continue to be liable to NationsBank with respect to agreements on the part of the Borrower under the Prior Agreement to indemnify and hold harmless NationsBank from and against all claims, demand, liabilities, damages, losses, costs, charges and expenses to which NationsBank may be subject arising in connection with the Prior Agreement. Each of the Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower or any other Credit Party and without limiting any obligations of the Borrower or any other Credit Party to do so), ratably according to the respective principal amount of the Notes held by them (or, if no Notes are outstanding, ratably in accordance with their respective Applicable Commitment Percentages as then in effect) from and against any and all liabilities, obligations, losses (excluding any losses suffered by the Agent as a result of Borrower's failure to pay any fee owing to the Agent), damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of any Loan Document or any other document contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the Facility Termination Date and the termination of this Agreement.

        11.8. Lender . The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and the Guarantors as though it were not the Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Agent shall


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   have the same rights and powers  under this  Agreement  as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity.

        11.9. Resignation . If the Agent shall resign as Agent under this Agreement, then the Required Lenders may appoint, with the consent, so long as there shall not have occurred and be continuing a Default or Event of Default, of the Borrower, which consent shall not be unreasonably withheld, a successor Agent forthe Lenders, which successor Agent shall be a commercial bank organized under the laws of the United States or any state thereof, having a combined surplus and capital of not less than $500,000,000, whereupon such successor Agent shall succeed to the rights, powers and duties of the former Agent and the obligations of the former Agent shall be terminated and canceled, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement; provided, however, that the former Agent's resignation shall not become effective until such successor Agent has been appointed and has succeeded of record to all right, title and interest in any collateral held by the Agent; provided, further, that if the Required Lenders and, if applicable, the Borrower cannot agree as to a successor Agent within ninety (90) days after such resignation, the Agent shall appoint a successor Agent which satisfies the criteria set forth above in this Section 11.9 for a successor Agent and the parties hereto agree to execute whatever documents are necessary to effect such action under this Agreement or any other document executed pursuant to this Agreement; provided, however that in such event all provisions of the Loan Documents, shall remain in full force and effect. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

        11.10. Sharing of Payments, etc . Each Lender agrees that if it shall, through the exercise of a right of banker's lien, set-off, counterclaim or otherwise, obtain payment with respect to its Obligations (other than pursuant to Article V) which results in its receiving more than its pro rata share of the aggregate payments with respect to all of the Obligations (other than any payment expressly provided hereunder to be distributed on other than a pro rata basis and payments pursuant to Article V), then (a) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in their Obligations so that the amount of the Obligations held by each of the Lenders shall be pro rata and (b) such other adjustments shall be made from time to time as shall be equitable to insure that the Lenders share such payments ratably; provided, however, that for purposes of this Section 11.10 the term "pro rata" shall be determined with respect to the Revolving Credit Commitment of each Lender and to the Total Revolving Credit Commitments after subtraction in each case of amounts, if any, by which any such Lender has not funded its share of the outstanding Loans and Obligations. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this Section 11.10 shall be rescinded to the extent of such recovery, without interest. The Borrower expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion ofthe other Lenders' Obligations may exercise all rights of payment (including, without limitation, all rights of set-off, banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.


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        11.11.  Fees .  The  Borrower  agrees  to pay  to  the  Agent,  for  its individual account, an annual Administrative Agent's fee as from time to time agreed to by the Borrower and Agent in writing.

                                   ARTICLE XII
                                  Miscellaneous
                                  -------------

        12.1. Assignments and Participations .

        (a) At any time after the Closing Date each Lender may, with the prior consent of the Agent and (so long as no Default or Event of Default shall have occurred and be continuing) the Borrower, which consents shall not be unreasonably withheld, assign to one or more banks or financial institutions all or a portion of its rights and obligations under the Loan Documents (including, without limitation, all or a portion of any Note payable to its order); provided, that (i) each such assignment shall be of a constant and not a varying percentage of all of the assigning Lender's rights and obligations under the Revolving Credit Facility and Letter of Credit Facility, (ii) for each assignment involving the issuance and transfer of a Note, the assigning Lender shall execute an Assignment and Acceptance and the Borrower hereby agrees to execute a replacement Note to give effect to the assignment, (iii) the amount of Revolving Credit Commitment and Letter of Credit Commitment which shall be assigned is a minimum of $5,000,000, and, if greater, an amount which is an integral multiple of $1,000,000, or if such Lender's Revolving Credit Commitment or Letter of Credit Commitment is less than $5,000,000, the full amount of such Revolving Credit Commitment or Letter of Credit Commitment, (iv) such assignee shall have an office located in the United States, and (v) no consent of the Borrower or the Agent shall be required in connection with any assignment by a Lender to another Lender or to an affiliate of any Lender. Upon such execution, delivery, approval and acceptance, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder or under any such Note have been assigned or negotiated to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and a holder of such Note and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder or under such Note have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement. Any Lender who makes an assignment shall pay to the Agent a one-time administrative fee of $3,500 which fee shall not be reimbursed by the Borrower.

        (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) the assignment made under such Assignment and Acceptance is made under such Assignment and Acceptance without recourse; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the Guarantors or the performance or observance by the Borrower or any other Credit Party of any of its obligations under any Loan Document or any other instrument or Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements delivered pursuant to Section 7.6(a) or Section 8.1, as the case may be, and such other Loan Documents and other documents and information as it has


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   deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and a holder of such Notes.

        (c) The Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it.

        (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, the Agent shall give prompt notice thereof to Borrower.

        (e) Nothing herein shall prohibit any Lender from pledging or assigning, without notice to or consent of the Borrower and without the payment of the administrative fee referred to in Section 12.1(a), any Note to any Federal Reserve Bank in accordance with applicable law.

        (f) Each Lender may sell participations at its expense to one or more banks or other entities as to all or a portion of its rights and obligations under this Agreement; provided, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any Note issued to it for the purpose of this Agreement, (iv) such participations shall be in a minimum amount of $5,000,000 and, if greater, an amount which is an integral multiple of $1,000,000, or if such Lender's Revolving Credit Commitment or Letter of Credit Commitment is less than $5,000,000, the full amount of such Revolving Credit Commitment or Letter of Credit Commitment, and shall include an allocable portion of such Lender's Participation, (v) Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and with regard to any and all payments to be made under this Agreement; provided, that the participation agreement between a Lender and its participants may provide that such Lender will obtain the approval of such participant prior to such Lender's agreeing to any amendment or waiver of any provisions of any Loan Document which would (A) extend the maturity of any Note, (B) reduce the interest rates hereunder or (C) increase the Revolving Credit Commitment or Letter of Credit Commitment of the Lender granting the participation, and (vi) the sale of any such participations which require Borrower to file a registration statement with the United States Securities and Exchange Commission or under the securities regulations or laws of any state shall not be permitted.

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        (g) The  Borrower may not assign,  nor shall it cause,  suffer or permit any other Credit Party to assign any rights, powers, duties or obligations under this Agreement or the other Loan Documents without the prior written consent of all the Lenders.

        12.2. Notices . Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of receipt at such address, telefacsimile number or telex number as may from time to time be specified by such party in written notice to the other parties hereto or otherwise received), in the case of notice by telegram, telefacsimile or telex, respectively (where the receipt of such message is verified by return), or (iii) on the fifth Business Day after the day on which mailed, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address, telex number or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

                  (a) if to the Borrower:

                      Sheridan  Healthcare,  Inc.
                      4561 Sheridan Street, Suite 400
                      Hollywood, Florida 33021
                      Attn: Mitchell Eisenberg, M.D., President
                      Telephone:  (954) 986-7550
                      Telefacsimile:  (954) 987-8359

                      with a copy to:

                      Jay A. Martus, Esquire, Vice President and General Counsel

                   (b)if to the Agent:

                      NationsBank, National Association (South)
                      Independence Center, 15th Floor
                      NC1-001-15-04
                      Charlotte, North Carolina 28255
                      Attention: Agency Services
                      Telephone: (704) 388-3916
                      Telefacsimile: (704) 386-9923

                   (c)if to the Lenders:

                             At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance;

                    (d)if to any Guarantor,  at the  address set forth on
                       the signature page of the Facility Guaranty or Security Instrument executed by such Guarantor, as the case may be.

        12.3. Setoff . The Borrower agrees that the Agent and each Lender shall have a lien for all the Obligations of the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or such Lender or otherwise in the possession or control of the Agent or such Lender (other than for safekeeping) for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or such Lender, whether now existing or hereafter established, hereby authorizing the Agent (and each of its affiliates) and each Lender (and each of its affiliates) at any time or times with or without prior notice to apply such balances or any part thereof to such of the Obligations of the Borrower to the Lenders then past due and in such amounts as they may elect, and whether or not the collateral or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or such Lender as soon as the same may be put in transit to it by mail or carrier or by other bailee.

        12.4. Survival . All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

        12.5. Expenses . The Borrower agrees (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expenses and travel expenses), and the consummation of the transactions contemplated thereby, including the reasonable fees (not to exceed $50,000) and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent and the Lenders for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents, including the reasonable fees and disbursements of their counsel and any payments in indemnification or otherwise payable by the Lenders to the Agent pursuant to the Loan Documents, and (c) to pay, indemnify and hold the Agent and the Lenders harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document.

        12.6. Amendments . No amendment, modification or waiver of any provision of any Loan Document and no consent by the Lenders to any departure therefrom by the Borrower or any Guarantor shall be effective unless such amendment, modification or waiver shall be in writing and signed by the Agent and Borrower, shall have been approved by the Required Lenders through their written consent, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing; provided, however, that, no such amendment, modification or waiver

                         (i) which  changes,  extends or waives any provision of
                    Section 2.6, Section 11.9 or this Section 12.6, the amount of or the due date of any scheduled installment of any Obligation, which decreases the rate of interest payable on any Obligation, which changes the definition of "Required Lenders", which permits an assignment by any Credit Party of its Obligations under any Loan Document, which reduces the required consent of Lenders provided hereunder, which increases, decreases (other than pursuant to the express terms hereof) or extends (other than pursuant to the express terms hereof) the Revolving Credit Commitment or Letter of Credit Commitment of any Lender, or which waives any condition to the making of any Loan, shall be effective unless in writing and signed by each of the Lenders;

                         (ii) which releases Collateral or the guaranty obligation under any Facility Guaranty (other than pursuant to the express terms hereof or thereof) shall be effective unless with the written consent of each of the Lenders; or

                         (iv) which affects the rights, privileges or obligations of the Issuing Bank as issuer of Letters of Credit, shall be effective unless signed in writing by the Issuing Bank;

                         (v) which affects the rights, privileges, immunities or
                    indemnities of the Agent shall be effective unless in writing and signed by the Agent.

        Notwithstanding any provision of the other Loan Documents to the contrary, as between the Agent and the Lenders, execution by the Agent shall not be deemed conclusive evidence that the Agent has obtained the written consent of the Required Lenders. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or the Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

        12.7. Counterparts . This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

        12.8. Termination . The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agent or any obligation of the Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agent for the benefit of the Lenders under the Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof (other than Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable, which shall continue) or the Borrower has furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold the Agent or such Lender harmless for, the amount of such payment surrendered until the Agent or such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent or the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

        12.9. Indemnification; Limitation of Liability . In consideration of the execution and delivery of this Agreement by the Agent and each Lender and the extension of credit under the Loans, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective affiliates, officers, directors, employees, agents and advisors (collectively, the "Indemnified Parties") free and harmless from and against any and all claims, actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities") that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the execution, delivery, enforcement, performance or administration of this Agreement and the other Loan Documents, or any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or Letter of Credit, whether or not such action is brought against the Agent or any Lender, the shareholders or creditors of the Agent or any Lender or an Indemnified Party or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated herein are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of the Guarantors, any Credit Party, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct; provided, however, in no event shall any Indemnified Party be liable for consequential, indirect or special, as opposed to direct, damages.

        12.10. Severability . If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

        12.11. Entire Agreement . This Agreement, together with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

        12.12. Agreement Controls . In the event that any term of any of the Loan Documents other than this Agreement conflicts with any express term of this Agreement, the terms and provisions of this Agreement shall control to the extent of such conflict.

        12.13. Usury Savings Clause . Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of interest paid and the amount of interest which wouldhave been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to theBorrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

        12.14. Governing Law; Waiver of Jury Trial .

               (A) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE SECURITY INSTRUMENTS WHICH EXPRESSLY PROVIDE THAT THEY SHALL BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

               (B) EACH  PARTY  HEREBY  EXPRESSLY  AND  IRREVOCABLY  AGREES  AND
          CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF BROWARD, STATE OF FLORIDA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE BORROWER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

               (C) EACH PARTY HEREBY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 12.2, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF FLORIDA.

               (D) NOTHING CONTAINED IN SUBSECTIONS (a) OR (b) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING

          ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE BORROWER OR ANY OF THE BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE
          APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

               (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE BORROWER, THE AGENT AND THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

        12.15. Confidentiality. Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement, which has been identified as confidential by the Borrower or which is known by such Lender to be confidential, in accordance with such Lender's customary procedures for handling confidential information of such nature and in accordace with customary banking practices, provided that this Section 12.15 is subject to Section 8.1(h) and in any event it is understood and agreed that each lender may make disclosure of such information (a) to its examiners and Affiliates, auditors and counsel, and to other professional advisors in connection with this Agreement, provided they shall likewise hold such information confidential, (b) as reasonably required by any bona fide prospective participant or actual participant in connection with the contemplated transfer of any Commitment, Loan or Note or any participation therein provided they shall likewise hold such information confidential, or
   (c) as required or requested by any Governmental Authority or pursuant to legal process; provided, further, that in no event shall any Lender be obligated or required to return any material furnished by the borrower or any Guarantor. In the foregoing events the Lenders shall upon request return and use its best efforts to cause any other person to whom the Lenders shall have furnished information to return or destroy, all confidential information furnished to it or them by the borrower or any Guarantor. In the event the Borrower or a Guarantor shall furnish to the Agent or a Lender information which the Borrower or Guarantor shall have received from another Person and which information is subject to a confidentiality agreement, then, in such event, so long as the Agent shall have been advised of the terms of such confidentiality agreement by the Borrower, then the Agent and the Lenders receiving such information shall likewise be bound by the terms of such confidentiality agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                                  SHERIDAN HEALTHCARE INC.
WITNESS:


-------------------------         By:
                                     -------------------------------------------
                                  Name:
-------------------------              -----------------------------------------
                                  Title:
                                        ----------------------------------------

WITNESS:                          NATIONSBANK, NATIONAL ASSOCIATION (SOUTH),
                                  AS AGENT FOR THE LENDERS


-------------------------         By:
                                     -------------------------------------------

-------------------------         Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  NATIONSBANK, NATIONAL ASSOCIATION (SOUTH)

                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  Lending Office:

                                      NationsBank, National Association (South)
                                      Independence Center, 15th Floor
                                      NCI-001-15-04
                                      Charlotte, North Carolina 28255
                                      Attention:  Agency Services
                                      Telephone:  (704) 388-3916
                                      Telefacsimile  (704) 386-9923

                                   Wire Transfer Instructions:

                                      NationsBank, Natioinal Association (South)
                                      ABA#
                                          --------------------------------------
                                      Account No.:
                                                  ------------------------------
                                      Reference:
                                                --------------------------------
                                      Attention:
                                                --------------------------------

                                    EXHIBIT F
                                  Form of Note

                                Promissory Note
                                (Revolving Loan)
$35,000,000                                              ----------,------------

                                                                  --------, 199-

        FOR VALUE RECEIVED, SHERIDAN HEALTHCARE, INC., a Delaware corporation haveing its principal place of business located in Hollywood, Florida (the "Borrower"), hereby promises to pay to the order of
   ______________________________________  (the  "Lender"),  in  its  individual capacity, in care of NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), as agent for the Lender (the "Agent"), at One Independence Center, 101 North Tryon Stree, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of ____________________, 1997 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (the "Agreement"-- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of _______________________ DOLLARS ($_____________________) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

        If payment of all sums due hereunder is accelerated under the terms of the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to Section 2.2 (a) of the Agreement. Further, in the event of such acceleration, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

        In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

        Interest hereunder shall be computed as provided in the Agreement.

        This Note is one of the Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Revolving Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

        All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, Guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgement against any of them on account of liability hereon until judgement be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt eveidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

        IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

                                                 SHERIDN HEALTHCARE, INC.

WITNESS:

------------------------                          By:
------------------------                             ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------